SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2008

Date of Report (Date of earliest event reported)

DUKE MOUNTAIN RESOURCES, INC.

 (Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

333-140177

 (Commission File Number)

98-0503336

 (I.R.S. Employer Identification No.)

1001 SW 5th Ave, Suite 1100, Portland, OR 97204

(Address of principal executive offices)

778-329-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.

Registrant’s Business and Operations

We recently completed our first public offering of securities consisting of 775,000 Units, at a price of $0.40 per Unit with a requirement to sell a minimum of 500,000 Units in order to consummate the offering. Each Unit consists of one share of common stock, one Class A Non-redeemable Warrant to purchase a share of common stock at $.50 per share for a period of 5 years from the date of issuance, and one Class B Non-redeemable Warrant to purchase a share of common stock at $.55 per share for a period of 5 years from the date of issuance. We sold an aggregate of 775,000 Units for total consideration to us of $310,000.

The Units were sold by Herdev S. Rayat (our President and director) and Gregory R. Thomson (one of our directors) without any involvement of underwriters or broker-dealers.

We were incorporated on May 3, 2006 under the laws of the state of Nevada. Our principal offices are located at 1001 SW 5th Ave, Suite 1100, Portland, OR 97204. Our phone number is (778) 329-2200, Our fax number is 503-220-1815.

We are an exploration stage company engaged in the acquisition and exploration of mineral properties. We currently own a 100% undivided interest in three mineral properties all of which are located in the Province of British Columbia, Canada. Since we are in the exploration stage of our business plan, we have not yet earned any revenues from our planned operations.  As of September 30, 2007 we had $419,726 cash on hand. From our inception through September 30, 2007 we have incurred a net loss of $68,440.

We have initiated our proposed exploration programs on one of our properties, as more fully described below. We anticipate starting Phase 1 work on our other two properties in the first quarter ending March 31 or our second quarter June 30, 2008 dependent on weather conditions and availability of qualified personnel.

Our Properties

Our properties are:

The GoldStar Property

On June 16, 2006 we entered into a sale and acquisition agreement whereby we acquired a 100% interest in the Goldstar Property from Mr. James (Jim) Laird, of Laird Exploration Ltd. for $10,000. Our interest in the Goldstar Property is subject to a 3% net smelter return (“ NSR ”).

The Goldstar Property lies along the south valley side of Putnam Creek, within the North Okanagan region of southern British Columbia.  The property is accessed by traveling 15 kilometres north from the town of Lumby, B.C., located on Highway 6.  The Goldstar Property comprises two MTO mineral claims containing nine cell claim Units totaling 185.423 hectares in area.  In British Columbia, each unit equals approximately 20 hectares.

A geology report dated June 14, 2006 with respect to the Goldstar Propery was prepared for us by Greg Thomson B.Sc., P.Geo., and James Laird, Laird Exploration Ltd. The Goldstar Report contains particulars of recent sampling and geological investigation of the area NOTE: A report on Phase 1 has been completed. Greg Thompson is our Director and sets forth a proposed budget for a three phase work program estimated to cost an aggregate of approximately $217,000. The exploration program is composed of three results-contingent stages. Please refer to “ Description of Business and Properties ” and “ Management’s Discussion and Analysis or Plan of Operation.”

The Rosewall Gold Property

On June 16, 2006 we entered into a sale and acquisition agreement whereby we acquired a 100% interest in the Rosewall Gold Property from Mr. James Laird, of Laird Exploration Ltd., for $15,000. Our interest in the Rosewall Gold Property is subject to a 3% NSR.

The Rosewall Gold Property is located in eastern-central Vancouver Island, north of Horne Lake, near the headwaters of Rosewall Creek and Qualicum River.  The Rosewall Gold Property comprises one MTO mineral claim containing 7 cell claim units totaling 147.115 hectares in area.

A geology report dated June 14, 2006 with respect to the Rosewall Gold Propery was prepared for us by Greg Thomson B.Sc., P.Geo., and James Laird of Laird Exploration Ltd.  The Rosewall Report contains particulars of recent sampling and geological investigation of the area and sets forth a proposed budget for a three phase initial work program on the Rosewall Gold Property estimated to cost approximately $212,000. The exploration program is composed of three results-contingent stages. Please refer to “ Description of Business and Properties ” and “ Management’s Discussion and Analysis or Plan of Operation.”

The Waterloo Creek Property

On May 19, 2006 we entered into a sale and acquisition agreement whereby we acquired a 100% interest in the Waterloo Creek Property from Mr. James (Jim) Laird, of Laird Exploration Ltd. for $15,000. Our interest in the Waterloo Creek Property is subject to a 3% NSR .

The Waterloo Creek Property is located west of the town of Bowser, B.C. on the east-central coastal region of Vancouver Island. The property comprises two mineral claims totaling 189.112 hectares in area.  Access to the property is gained via logging roads from Bowser up the Rosewall Creek drainage to the north-east slope of Mt Curran.

A geology report dated May 15, 2006 with respect to the Waterloo Creek Property was prepared for us by Greg Thomson B.Sc., P.Geo and James Laird, Laird Exploration Ltd.  The Waterloo Creek Report contains particulars of recent sampling and geological investigations of the area and sets forth a proposed budget for a three phase initial work program on the Waterloo Creek Property estimated cost  approximately $265,000. The exploration program is composed of three results-contingent stages. Please refer to “ Description of Business and Properties ” and “ Management’s Discussion and Analysis or Plan of Operation.”

On June 19, 2006 our President and CEO, using the online staking system operated by the Government of British Columbia, claimed on our behalf the area between the Waterloo Creek Property and Rosewall Gold Property to combine the separate properties into one claim block. This claim has four Tenure numbers: 525454, 532950, 535928 and 525453. The total area is approximately 860 hectacres. The cost to acquire these new claims was $186.

Under the British Columbia Mineral Tenure Act, title to British Columbia mineral claims can only be held by individuals or British Columbia corporations. On September 21, 2007we established a 100% owned Canadian subsidiary incorporated in British Columbia. Subsequently all mineral titles held in trust by the Company’s President and CEO Mr. Herdev S. Rayat were transferred to our Canadian subsidiary Duke Mountain Resources Canada, Inc., on December 21, 2007. There are a total of 7  tenures which are owned 100% by our subsidiary. The tenures cover a total area of 1,315 hectacres. The tenure numbers are 522570, 522607, 525453, 525454, 532950, 535928 and 560684.

Our Exploration Strategy

Our plan of operations is to conduct mineral exploration activities on our properties in order to assess whether they possess commercially exploitable mineral deposits.  Our initial exploration program is designed to develop a detailed geological base model for each of our properties. We have not, nor to our knowledge has any prior owner of any of our properties, identified any commercially exploitable reserves of minerals on the property. There is no assurance that a commercially viable mineral deposit exists on any of our properties.  Please refer to “Risk Factors.”

The completion of the public offering has enabled us to fully implant the recommended exploration program on our properties as outlined below.

RISK FACTORS

There are numerous risks associated with our business. You should carefully consider the risks described below and the other information in this report before investing in our common stock.  If any of the following risks occur, our business, operating results and financial condition could be seriously harmed.  The trading price of our common stock and the value of our company could decline over time due to any of these risks, and you may lose all or part of your investment.

We have yet to earn revenue and, because our ability to sustain our operations is dependent on our ability to raise financing, our auditors have expressed an opinion that there is substantial doubt about our ability to continue as a going concern.

We have incurred a net loss of $68,440 for the period from May 3, 2006 (inception) to September 30, 2007, and have no revenues.  Our future is dependent upon our ability to obtain financing and upon future profitable operations from the commercial exploitation of our mineral claims.  These factors raise substantial doubt that we will be able to continue as a going concern.

Our independent auditor has expressed substantial doubt about our ability to continue as a going concern given our accumulated losses. This opinion could materially limit our ability to raise additional funds by issuing new debt or equity securities or otherwise. If we fail to raise sufficient capital, we will not be able to complete our business plan. As a result we may have to liquidate our business and you may lose your investment. You should consider our auditor's comments in deciding to purchase the Units.

If we do not obtain additional financing, we will need to curtail our exploration activities and our business may fail, in which case you may lose your investment.

For the next year of operations, our current operating funds should be sufficient to cover the initial two phases of our exploration program, in addition to providing funds for anticipated operating overheads, professional fees and regulatory filing fees.  However, our existing funds may be insufficient if the actual costs of our exploration program significantly exceed our estimates or if we decide to proceed to or beyond Phases 2 and 3 of our exploration program or if we decided to begin mining efforts in the event that it is determined that our property contains mineral reserves. Therefore, we will need to obtain additional financing in order to complete our full business plan, if further exploration programs are warranted, we will require additional financing to complete the follow-up programs.

.

We will require additional financing to sustain our business operations if we are not successful in earning revenues once exploration is complete.

If our exploration programs are successful in discovering ore of commercial tonnage and grade, we will require additional funds in order to place our properties into commercial production.  We currently do not have any arrangements for financing and we may not be able to obtain financing when required.  Obtaining additional financing would be subject to a number of factors many of which are beyond our control, including the market prices for copper and gold and the costs of exploring for or mining these materials.  These factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

Because of the difficulties and uncertainties inherent in the mineral exploration business, we face a high risk of business failure.

Potential investors should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises.  The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the mineral properties that we plan to undertake.  These potential problems include, but are not limited to, unanticipated problems relating to exploration, and additional costs and expenses that may exceed current estimates.  The expenditures to be made by us in the exploration of the mineral claims may not result in the discovery of mineral deposits.  Problems such as unusual or unexpected formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts.

Because of the inherent dangers involved in mineral exploration, there is a risk that we may incur liability or damages as we conduct our business.

The search for valuable minerals involves numerous hazards.  As a result, we may become subject to liability for such hazards, including pollution, cave-ins and other hazards against which we cannot insure or against which we may elect not to insure.  At the present time we have no coverage to insure against these hazards.  The payment of such liabilities may have a material adverse effect on our financial position.

We have no known mineral reserves and if we cannot find any, we will have to cease operations.

We have no mineral reserves. If we do not find a mineral reserve containing gold, copper, or silver or if we cannot complete the exploration of the mineral reserve, either because we do not have the money to do it or because it will not be economically feasible to do it, we will have to cease operations and you will lose your investment. Mineral exploration is highly speculative. It involves many risks and is often non-productive. Even if we are able to find mineral reserves on our property our production capability is subject to further risks including:

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Costs of bringing the property into production including exploration work, preparation of production feasibility studies, and construction of production facilities, all of which we have not budgeted for;

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Availability and costs of financing;

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Ongoing costs of production; and

•       Environmental compliance regulations and restraints.

The marketability of any minerals acquired or discovered may be affected by numerous factors which are beyond our control and which cannot be accurately predicted, such as market fluctuations, the lack of milling facilities and processing equipment near our properties, and such other factors as government regulations, including regulations relating to allowable production, importing and exporting of minerals, and environmental protection.

Given the above noted risks, the chances of finding reserves on our mineral properties are remote and funds expended on exploration will likely be lost.

Because we are subject to compliance with government regulation which may change, the anticipated costs of our exploration program may increase and require us to curtail or cease our operations.

There are several governmental regulations that materially restrict mineral exploration or exploitation.  We will be subject to the Mining Act of British Columbia as we carry out our exploration programs.  We may be required to obtain work permits, post bonds and perform remediation work for any physical disturbance to the land in order to comply with these regulations.  While our planned exploration program budgets for regulatory compliance, there is a risk that new regulations could increase our costs of doing business and prevent us from carrying out our exploration program.  Permitting for the initial phases of exploration work on each of our properties has not been received. Phase 1 does not require any permits. Phases 2 and 3 will be subject to permits if any type of work, like rock trenching, blasting or establishing cut-line grids is to be conducted. There is no cost for these permits other than the costs incurred by the geologist to file these with the Government of British Columbia on behalf of the Company. If any future regulatory requirements, applicable to our operations, increase the cost of our compliance, we may find it necessary to curtail or cease our exploration activities, in which event you may lose your investment.

Because the Province of British Columbia owns the land covered by our mineral claims and native land claims might affect our title to the mineral claims or to British Columbia’s title to the property, our business plan may fail.

We are unaware of any outstanding native land claims with respect to any of our properties.  However, it is possible that a native land claim could be made in the future.  The federal and provincial government policy at this time is to consult with all potentially affected native bands and other stakeholders in the area of any potential mining.  Should we encounter a situation where a native person or group claims an interest in our claims, we may be able to provide compensation to the affected party in order to continue with our exploration work, or if such an option is not available, we may have to relinquish our interest in these claims.  In either case, the costs and/or losses could be greater than our financial capacity and our business would fail.

If a market for our common stock does not develop, shareholders may be unable to sell their shares.

A market for our common stock may never develop.  Our shares may never be quoted on the  NASD Over-the-Counter Bulletin Board (the “ Bulletin Board”)  or, if quoted, a public market may not materialize.  If our common stock is not quoted on the Bulletin Board or if a public market for our common stock does not develop, investors may not be able to re-sell the shares of our common stock that they have purchased and may lose all of their investment.

The value and transferability of our shares may be adversely impacted by the lack of a trading market for our shares and the penny stock rules.

There is no current trading market for our shares and it is possible that a trading market will not develop, or, if a trading market does develop, that it will be sustained.  To the extent that a market develops for our shares at all, they will likely appear in what is customarily known at the “pink sheets” or on the Bulletin Board, which may limit their marketability and liquidity.

In addition, holders of our common stock may experience substantial difficulty in selling their securities as a result of the “penny stock rules.”  Our common stock is covered by the penny stock rules, a Securities and Exchange Commission (“SEC” or the “Commission”) rule that imposes additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors, generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse.  For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and transaction prior to the sale.  Consequently, the rule may affect the ability of broker-dealers to sell our securities and also may affect the ability of purchasers of our stock to sell their shares in the secondary market.  It may also cause fewer broker dealers to make a market in our stock.

In addition to the "penny stock" rules promulgated by the SEC, the NASD has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer.  Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information.  Under interpretations of these rules, the NASD believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers.  The NASD requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

Because our sole executive officer and director, Herdev S. Rayat, owns 79.5% of our outstanding common stock, investors may find that corporate decisions controlled by Mr. Rayat are inconsistent with the interests of other stockholders.

Herdev S. Rayat, our President, controls 79.5% of our issued and outstanding shares of common stock. Accordingly, in accordance with our Articles of Incorporation and Bylaws, Mr. Rayat is able to control who is elected to our board of directors and thus could act, or could have the power to act, as our management. Since Mr. Rayat is not simply a passive investor but is also one of our active executives, his interests as an executive may, at times, be adverse to those of passive investors. Where those conflicts exist, our shareholders will be dependent upon Mr. Rayat exercising, in a manner fair to all of our shareholders, his fiduciary duties as an officer or as a member of our Board of Directors. Also, due to his stock ownership position, Mr. Rayat will have: (i) the ability to control the outcome of most corporate actions requiring stockholder approval, including amendments to our articles of incorporation; (ii) the ability to control corporate combinations or similar transactions that might benefit minority stockholders which may be rejected by Mr. Rayat to their detriment, and (iii) control over transactions between him and us.

Future sales of shares by us may reduce the value of our stock.

Since our inception, we have relied on such equity sales of our common stock to fund our operations. We may conduct further equity offerings in the future to finance our current projects or to finance subsequent projects that we decide to undertake. If common stock is issued in return for additional funds, the price per share could be lower than that paid by our current stockholders. We anticipate continuing to rely on equity sales of our common stock in order to fund our business operations. If we issue additional stock, your percentage interest in us will be diluted. The result of this could reduce the value of your stock

Enforceability Of Civil Liabilities Against Foreign Persons

We are a company incorporated under the laws of Nevada but because we are a company headquartered in Canada our investors may have difficulty enforcing civil liabilities under the U.S. federal securities laws against our officers and directors, especially because some of our directors and officers reside in Canada.  Because some of our assets are located outside the U.S., it may be difficult for an investor to sue, for any reason, us or any of our directors or officers through U.S. jurisdictions.  If an investor was able to obtain a judgment against us or any of our directors or officers in a U.S. court based on U.S. securities laws or other reasons, it may be difficult to enforce such judgment in Canada.  We are uncertain as to the enforceability, in original actions in Canadian courts, of liability based upon the U.S. federal securities laws and as to the enforceability in Canadian courts of judgments of U.S. courts obtained in actions based upon the civil liability provisions of the U.S. federal securities laws.

Compliance With Changing Regulation Of Corporate Governance And Public Disclosure May Result In Additional Expenses.

Keeping abreast of, and in compliance with, changing laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxley Act of 2002, new SEC regulations and, in the event we are ever approved for listing on either NASDAQ or a registered exchange, NASDAQ and stock exchange rules, will require an increased amount of management attention and external resources.  We intend to continue to invest all reasonably necessary resources to comply with evolving standards, which may result in increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities.

DESCRIPTION OF BUSINESS AND PROPERTIES

In General

We are an exploration stage company engaged in the acquisition and exploration of mineral properties.  We own a 100% interest in three properties. Although exploratory work in the area of our properties conducted by others has indicated some potential showings of mineralization, we are uncertain as to the reproducibility of these prior exploration results and thus we are uncertain as to the potential existence of a commercially viable mineral deposit existing on our mineral claims.

We are an exploration stage company engaged in the acquisition and exploration of mineral properties. We currently own a 100% undivided interest in three mineral property located in the Province of British Columbia, Canada, that we call the “Goldstar Property,” the “Rosewall Gold Property” and the “Waterloo Creek Property.”

Our plan of operations is to carry out an initial exploration program on each of our properties in order to ascertain whether any of them posses a commercially exploitable mineral deposit.  We will not be able to determine whether or not our mineral claim contains a commercially exploitable mineral deposit, or reserve, until appropriate exploratory work is done and an economic evaluation based on that work concludes economic viability. We have initiated our exploration program on all three of our properties and have completed Phase 1 on the Goldstar property as described below.

Currently there are no known mineral reserves on any of the Goldstar Property, the Rosewall Gold Property or the Waterloo Creek Property.

We have not earned any revenues to date. We do not anticipate earning revenues until such time as we enter into commercial production of our mineral properties. We are presently in the exploration stage of our business and we can provide no assurance that any commercially viable mineral deposits exist on our mineral claims, that we will discover commercially exploitable levels of mineral resources on our properties, or, if such deposits are discovered, that we will enter into further substantial exploration programs.

Glossary

The following is a brief glossary of terms and abbreviations which we use in the description of our properties which follows.

Arsenopyrite is a common mineral composed of iron disulphide with a pale brass-yellow color used as an iron ore and in the production of sulfur dioxide for sulfuric acid.

Calc-silicate is a reference to a metamorphic rock consisting mainly of calcite and calcium-bearing silicates.

Chalcopyrite is a sulphide mineral of copper and iron; it is the most common ore mineral of copper.

Cinnabar is a heavy reddish mercuric sulfide (HgS) that is the principle ore (constituent) of mercury and is used as a pigment.

EM is an acronym for “Electro Magnetic Survey,” which is a survey of the conductive properties of rocks.

Erythrite is a reddish mineral consisting of hydrated cobalt arsenate in monoclinic crystalline form and used in coloring glass; usually found in veins bearing cobalt and arsenic.

Felsic is a term which describes an igneous rock that has a large percentage of light-colored minerals such as quartz, feldspar, and muscovite. It is also used in reference to the magmas from which these rocks crystallize. Felsic rocks are generally rich in silicon and aluminum and contain only small amounts of magnesium and iron.

IP Survey refers to an “induced polarization survey” that is carried out by pulsating electric current into wires set into the ground.

MTO refers to “mineral titles online,” which is a process of online title registration permitted in British Columbia.

NSR refers to “net smelter return” which means the aggregate proceeds received by us from time to time from any smelter or other purchaser from the sale of any ores, concentrates, metals or any other material of commercial value produced from the Lilly Claim, whether in testing, partial production or full production, after deducting from such proceeds, costs such as shipping, insurance and smelter penalties.

Pyrite is a common mineral composed of iron disulphide with a pale brass-yellow color used as an iron ore and in the production of sulfur dioxide for sulfuric acid.

Tertiary Age is a geological age ranging from 63 million to 2 million years ago.

Tributary is a reference to a stream which flows into a larger stream.

Stibnite is a soft grey mineral.

ACQUISITION, DESCRIPTION, LOCATION OF AND ACCESS TO THE GOLDSTAR PROPERTY

Acquisition

On June 16, 2006 we entered into a sale and acquisition agreement whereby we acquired a 100% interest in the Goldstar Property from Mr. James (Jim) Laird of Laird Exploration for $10,000. Our interest in the Goldstar Propertyis subject to a 3% NSR.  The Goldstar Property does not contain any known reserves.

Location

The Goldstar Property lies along the south valley side of Putnam Creek, within the North Okanagan region of southern British Columbia.  The property is accessed by traveling 15 kilometres north from the town of Lumby, B.C., located on Highway 6.

The Goldstar Property is located on the west slope of Trinity Valley.  The claim area is cut by Putnam Creek, which flows in a steep-sided valley, originating from the Silver Star Mountain area in the west, flowing to the broad terraced Trinity Valley, to the east of the property area. The property elevation lies between 900 to 1100 metres elevation on forested moderately steep slopes. Annual precipitation consists of about 40 centimetres of rainfall and 1.4 metres of snowfall.  Temperatures are warm throughout the summer with winter temperatures averaging aroun -5° Celsius.

Description

The Goldstar Property consists of two unpatented mineral claims representing 22 units (453.2 hectares) that has been staked and recorded.  In British Columbia, each unit equals approximately 20 hectares.  The following table sets forth the details of the claim.

Claim Name	Units	Tenure Number	Expiry Date
Goldstar	4	522570	November 23, 2011
	5	522607	November 24, 2011

Goldstar 3

     13

    560684                June 15, 2011

Geology

The Goldstar Property area hosts a series of volcanic and sedimentary rocks known as the Nicola Group, which are favorable for the formation of economic mineral deposits.  Significant concentrations of placer gold have been traced to a tributary of Putnam Creek covered by the property.  The immediate source of the gold not has been identified, but is suspected to be quartz veins and silicified zones occurring in the Nicola rocks.

There is little outcrop exposed in the Putnam Creek area, although abundant metamorphosed sedimentary and volcanic rocks are present along the tributary stream bed sampled by the author in 1999.  There are also numerous cobbles of milky white quartz found in the stream bed, but appear to be un-mineralized.  The Report concluded that the gold found in the area is likely related to a local fault structure containing gold-bearing quartz, which has liberated placer gold concentrations into the tributary creek to Putnam Creek.  The tributary creek is likely the source of the placer gold that has been concentrated within the stream bed of Putnam Creek.

Prior Work

The earliest recorded exploration work on the Goldstar Property area was recorded when placer gold was obtained from reddish gravels of schistose and gneissic rock material in Putnam Creek.  The gold was reported to be heavy and well-rounded and associated with black sand.  In 1936, 155 grams of gold was recovered from Putnam Creek.  No further work has been recorded from this location since 1936.

The majority of the exploration work was carried out to the west of the gold anomalous tributary creek and did not concentrate on locating the source of the gold found in the tributary creek. A regional stream sediment sampling program in the Putnam Creek area in 1999, resulted in consistently anomalous gold values.  Of the 5 samples collected along the tributary stream all were considered moderately to highly anomalous for gold.

Conclusions of Geological Report and Proposed Exploration Program

Our exploration program for the Goldstar Property is composed of three results-contingent stages. Our main exploration focus for the Goldstar Property involves exploration for the source of gold as found in stream samples taken from the main tributary creek to Putnam Creek.  We expect to thoroughly prospect the tributary creek area for gold-bearing quartz float or possible quartz-bearing outcrops. A program of close-spaced stream silt sampling will be carried out throughout all branches of the tributary stream bed, to provide a better focus than has been obtained by previous cursory exploration programs.

If target areas are located, a close-spaced survey grid be established, consisting of 25 to 50 meter line spacings with 25 meter station intervals. Within this survey grid, detailed geological and prospecting evaluations will be carried out along with commensurate soil sampling and/or geophysical survey programs.  Based on a compilation of these results, if warranted, a diamond drill program will be designed to explore and define the potential resources.

The approximately $217,000 of costs of this exploration and development program are presented in three results-contingent stages.

Phase 1 Work and Cost Estimate

We have completed the Phase 1 of our exploration program which  consisted of prospecting, a geological examination of any outcrops encountered, 10 pan samples and 2 rock samples taken. The rock samples were taken from shear-hosted 30 cm. wide quartz veins located at Minfile occurrence # 082LSE 071.  The rock samples GSRS-1 and 2 contained trace amounts of sphalerite, galena and pyrite, but showed trace to sub-economic precious and base metal values when assayed.

Ten pan concentrate samples, GSPS-1 to 10, were taken from active sites within drainages identified previously as containing significant amounts of gold.  Samples 1 through 9 consisted of 2-3 pans of active sediment from depths up to 50 cm.  Little or no heavy materials such as magnetite or sulphides were present in the samples, and no gold was observed.

A small amount of specular hematite was observed in the pan samples taken from Putnam Creek itself.  No significant gold values were detected by assay in samples GSPS-1 to 9.  Sample GSPS-10 was a later re-take at sample site GSPS-7, using a modified sample methodology.  This site had provided highly anomalous results in the earlier Brican and Teck programs.

GSPS-10 was taken from an active stream site, from a one-metre deep by one-metre square hand-dug hole.  Four pans of material were panned down to fines, and again no visible gold, magnetite or sulphides were seen.  However, the sample assayed 221 ppb gold, comparable to the Teck results.  During sampling, it was noted that the surficial gravels contain a large amount of argillaceous materials, with lesser andesite and unmineralized white quartz cobbles.  Active logging upstream from the sample sites and recent high water flows may have contributed to covering the gold-bearing sediment with lighter materials.  Future pan sampling programs should take this possibility into account by hand-digging sample holes at least one metre deep.

Our consulting geologists have advised that the main exploration focus for the Goldstar Property going forward should involve exploration for the source of gold as found in pan samples taken from the main tributary creek to Putnam Creek, and the placer gold concentrations in Putnam Creek itself.  As previously noted in the 1950 BCDM report and during this program, the surface argillaceous materials contain little or no gold.  It was stated in the same report that the heavy gold was concentrated in underlying reddish gneissic gravels, which were not observed during Phase 1.

If target areas are located, it is recommended that a survey grid be established, consisting of 25 to 50 meter line spacings with 25 meter station intervals. Within this survey grid, detailed geological and prospecting evaluations should be carried out along with pit sampling and/or geophysical survey programs.  Based on a compilation of these results, a diamond drill program may be designed to explore and define the potential resources.

Because of current adverse weather conditions, we do anticipate commencing and completing the next exploration phase until the second quarter of 2008.  We expect the work will cost approximately $75,000.00 (Canadian) to complete.

ACQUISITION, DESCRIPTION, LOCATION OF AND ACCESS TO THE ROSEWALL GOLD PROPERTY

Acquisition

On June 16, 2006 we entered into a sale and acquisition agreement whereby we acquired a 100% interest in the Rosewall Gold Property is located in eastern-central Vancouver Island, north of Horne Lake, near the headwaters of Rosewall Creek and Qualicum River.

We purchased the Rosewall Gold Property from Mr. James (Jim) Laird of Laird Exploration for $15,000. Our interest in the Rosewall Gold Property is subject only to a 3% NSR.  The Rosewall Gold Property does not contain any known reserves.

Location

The Rosewall Gold Property is located on the east-central area of Vancouver Island at 49° 25’ 30” North Latitude and 124° 52’ 30” West Longitude.  The property is accessed by following the Island Highway, approximately 25 kilometres northwest from Qualicum Beach, B.C.

At this point the Rosewall Creek road is followed southwesterly for approximately 7 kilometres, reaching the property area. The property area is also located approximately 15 kilometres northwest of Horne Lake.

Topography is moderate to steep, particularly along the creek beds. Vegetation is mostly second growth timber with considerable undergrowth, which conceals much of the outcrop in the area and makes movement through the area somewhat difficult.  The property is within an area of moderate to heavy precipitation. Heavy accumulations of snow can be expected at higher elevations from November to March.

Description

The Rosewall Gold Property consists of two unpatented mineral claims representing 7 units (147.115 hectares) that has been staked and recorded.   The following table sets forth the details of the claim.

Claim Name	Units	Tenure Number	Expiry Date
Rosewall Gold	7	525453	January 14, 2009

Geology

The Rosewall Gold Property covers a promising gold exploration area on Vancouver Island.  A very large silicified alteration zone with minerals characteristic of an epithermal gold deposit environment are found on the property.  Additional work is needed to expand and define the gold in soil anomalies and to geologically map and rock sample the general area.

Prior Work

The only known exploration work on the claim area was carried out in 1986 and 1987.  Recorded work consisted of reconnaissance rock, soil and silt sampling covering an area of approximately 8 square kilometers.  Exploration work consisted of general prospecting of the property area and included the collection and sampling of 40 rock samples, 56 soil samples and 11 silt samples

Conclusions of Geological Report And Proposed Exploration Program

The Rosewall Gold Property contains styles of rock alteration, rock textures and mineralization types that are typically associated with epithermal gold +/- silver deposit types.  Calc-silicate alteration is extensive on the property area suggesting the potential to host a mineral deposit.

Our exploration program for the Rosewall Gold Property is composed of three results-contingent stages. The property requires a program of concentrated exploration with the establishment a surveyed control grid.  The grid area will then be thoroughly prospected and geologically mapped with commensurate soil sampling surveys, EM and magnetometer geophysical surveys.  Based on a compilation of these results, a diamond drill program would be designed to explore and define the potential resources.

The approximate anticipated costs of $213,000 of this exploration and development program are presented in three results-contingent stages. This means that are decision to proceed to the next phase of exploration activity will depend on whether, in the view of an independent geologist to be engaged by us, the results of the prior exploration phase activity warrants continuation of the proposed exploration program.

Phase 1 Work and Cost Estimate

Phase 1 of our proposed exploration program on the Rosewall Gold Property consists of reconnaissance geological mapping, prospecting and rock sampling. The estimated cost for this work is approximately $13,600. This work will commence in March 2008 or  before our Second quarter ending June 2008 depending on weather conditions and availability of qualified personnel

Phase 2 Work and Cost Estimate

Phase 2 of the suggested exploration program consists of detailed surface and underground geological mapping and rock sampling, grid construction, EM and Mag surveys, establish drill and rock trenching targets; the work will be carried out by a four-man crew. The estimated cost is $66,371.68.

Phase 3 Work and Cost Estimate

Phase 3 of the suggested exploration program consists of an anticipated 1000 meters of diamond drilling, geological supervision, camp and supplies, transportation, assays, and reports; the estimated costs are $133,000.

ACQUISITION, DESCRIPTION, LOCATION OF AND ACCESS TO THE WATERLOO CREEK PROPERTY

Acquisition

On May 19, 2006 we entered into a sale and acquisition agreement whereby we acquired a 100% interest in the Waterloo Creek Property from Mr. James (Jim) Laird, of Laird Exploration Ltd for $15,000. Our interest in the Waterloo Creek Property is subject to a 3% NSR.  The Waterloo Creek Property does not contain any known reserves.

Location

The Waterloo Creek Property is located west of the town of Bowser, British Columbia on the east-central coastal region of Vancouver Island. The property comprises two mineral claims totaling 189.112 hectares in area.  Access to the property is gained via logging roads from Bowser up the Rosewall Creek drainage to the north-east slope of Mt. Curran.

The Waterloo Creek Property is reached from Nanaimo by driving the Island Highway north to the vicinity of Rosewall Creek.  The Rosewall Creek road is followed for 6.5 km west, where a smaller secondary road branches to the right and is followed for 1.5 km north before reaching Wilfred Creek.  An old logging road to the south bisects the property.

Topography is moderate to steep, particularly along the creek beds. Vegetation is mostly second growth timber with considerable undergrowth, which conceals much of the outcrop in the area and makes movement through the area somewhat difficult.  The property is within an area of moderate to heavy precipitation. Heavy accumulations of snow can be expected at higher elevations from November to March.

Description

The Waterloo Creek Property consists of two unpatented mineral claims representing 9 units (189.112 hectares) that has been staked and recorded.   The following table sets forth the details of the claim.

Claim Name	Units	Tenure Number	Expiry Date
Rosewall Gold	1	525454	January 14, 2009
	8	532950	April 24, 2008

Geology

Little information has been reported on specific geological aspects of the Waterloo Creek Property area.  The only information available pertains to the main showing area located on the property. The mineral showing area lies along a fault zone occurring within a distinct canyon measuring approximately 5 metres wide by 15 metres deep.  The fault zone contains an intrusive stockwork body consisting of silicified felsite to rhyolite composition.  The stockwork zone has been followed for about 100 metres along the canyon and varies between 2.5 to 5 metres wide.

The stockwork zone is terminated at the east end by a fault and the other end by an altered dyke. The depositional style and content of the mineralization is consistent with other mineral deposits on Vancouver Island of known Tertiary age.

Prior Work

The only known exploration on the Waterloo Creek Property was carried out in 1985 and 1988 through 1989. During this period the property was explored through prospecting, surface rock sampling and the drilling of two short diamond drill holes.  The main showing was explored in 1985 by surface sampling using a small portable packsack drill, which was used to blast outcrops in 11 locations.  Four sample results were reported from this work containing encouraging values in gold and other anomalous values.

Two diamond drill holes were drilled from a common set-up over an extended period during 1988 and 1989.  The first hole totaled 53.3 metres, while the second hole totaled 38.1 metres.  Significant concentrations of pyrite, arsenopyrite and minor chalcopyrite were reported in the first drill hole across approximately 9 metres, however only minor sampling was carried out producing inconclusive results.

Conclusions of Geological Report And Proposed Exploration Program

The Waterloo Creek Property contains mineralization that is likely associated with an epithermal style of mineral deposit. Due to the minor amount of exploration carried out on the property area, further investigation is recommended to determine the extent and style of mineralization present on the property.

Our exploration program for the Waterloo Creek Property is composed of three results-contingent stages. Our proposed work program includes construction of a control grid, geological mapping and rock sampling, a soil and silt geochemical sampling program, IP geophysical survey, and rock trenching.  Based on a compilation of these results, a diamond drill program will be designed to explore and define the potential resources.

The anticipated approximate $265,000 cost of this exploration and development program are presented in three results-contingent stages.

Phase 1 Work and Cost Estimate

Phase 1 of the proposed program consists of reconnaissance geological mapping, prospecting and rock sampling. The estimated cost is approximately $22,000. This work will commence in March 2008 or before our second quarter ending June 2008 depending on weather conditions and availability of qualified personnel.

Phase 2 Work and Cost Estimate

Phase 2 of the proposed exploration program consists of detailed geological mapping and rock sampling, grid construction, soil and silt geochemical survey, IP survey, establish drill and trenching targets; the projected cost is approximately $88,000.

Phase 3 Work and Cost Estimate

Phase 3 of the proposed exploration program consists of approximately 1000 meters of diamond drilling including geological supervision, assays, and reports. The estimated cost is approximately $155,000.

In British Columbia, all mining claims are valid for one year.  To maintain our interests, we are required to file evidence with the Province of British Columbia that exploration work has been carried out on the claim during the current year or pay cash in lieu of work of $0.40 Cdn. per hectacre plus recording fees. Our properties have the following expiration dates: Waterloo Creek Property June 19, 2008. Rosewall Gold Property January 14, 2009 and the Goldstar Property will expire on June 15, 2011 and November 23, 2011.  If the required exploration work expenditure is not completed and filed in any year or if a payment is not made in lieu of the required work within this year, the mineral claims will lapse and title will revert to the Province.  Because of the amount of funds we will be expending towards our exploration program, we expect to fulfill all of these requirements for a period of several years.

Title to Our Properties

On September 21, 2007 we established a 100% owned Canadian subsidiary incorporated in British Columbia. Subsequently all mineral titles held in trust by the Company’s President and CEO Mr. Herdev S. Rayat were transferred to our Canadian subsidiary Duke Mountain Resources Canada, Inc., on December 21, 2007. There are a total of 7 tenures which are owned 100% by our subsidiary. The tenures cover a total area of 1,315 hectacres. The tenure numbers are 522570, 522607, 525453, 525454, 532950, 535928 and 560684.

Competition

The mineral exploration industry, in general, is intensively competitive and even if commercial quantities of ore are discovered, a ready market may not exist for the sale of the ore.  Numerous factors beyond our control may affect the marketability of any substances discovered.  These factors include market fluctuations, the proximity and capacity of natural resource markets and processing equipment, government regulations, including regulations relating to prices, taxes, royalties, land tenure, land use, importing and exporting of minerals and environmental protection.  The exact effect of these factors cannot be accurately predicted, but the combination of these factors may result in our not receiving an adequate return on invested capital.

Compliance with Government Regulation

We will be required to comply with all regulations, rules and directives of governmental authorities and agencies applicable to the exploration of minerals in the Province of British Columbia.

In addition, if we progress to the production phase, production of minerals in the

Province of British Columbia will require prior approval of applicable governmental regulatory agencies. We cannot be certain that such approvals will be obtained.  The cost and delay involved in attempting to obtain such approvals cannot be known in advance.  We will be required to comply with all regulations, rules and directives of governmental authorities and agencies applicable to the exploration of minerals in the Province of British Columbia. The main agency that governs the exploration of minerals in the Province of British Columbia is the Ministry of Mines.

The Ministry of Mines manages the development of British Columbia's mineral resources, and implements policies and programs respecting their development while protecting the environment. In addition, the Ministry of Mines regulates and inspects the exploration and mineral production industries in British Columbia to protect workers, the public and the environment. The material legislation applicable to us is the British Columbia Mineral Tenure Act, and the British Columbia Mines Act, as well as the Health, Safety and Reclamation Code and the Mineral Exploration Code.

The Mineral Tenure Act and its regulations govern the procedures involved in the location, recording and maintenance of mineral titles in British Columbia. The Mineral Tenure Act also governs the issuance of leases which are long term entitlements to minerals.

All mineral exploration activities carried out on a mineral claim or mining lease in British Columbia must be done in compliance with the Mines Act. The Mines Act applies to all mines during exploration, development, construction, production, closure, reclamation and abandonment. It outlines the powers of the Chief Inspector of Mines, to inspect mines, the procedures for obtaining permits to commence work in, on or about a mine and other procedures to be observed at a mine. Additionally, the provisions of the Health, Safety and Reclamation Code for mines in British Columbia contain standards for employment, occupational health and safety, accident investigation, work place conditions, protective equipment, training programs, and site supervision. Also, the Mineral Exploration Code contains standards for exploration activities including construction and maintenance, site preparation, drilling, trenching and work in and about a water body.

Additional approvals and authorizations may be required from other government agencies, depending upon the nature and scope of the proposed exploration program. If the exploration activities require the falling of timber, then either a free use permit or a license to cut must be issued by the Ministry of Forests. Items such as waste approvals may be required from the Ministry of Environment, Lands and Parks if the proposed exploration activities are significantly large enough to warrant them. Waste approvals refer to the disposal of rock materials removed from the earth which must be reclaimed. An environmental impact statement may be required.

We have not budgeted for regulatory compliance costs in the proposed work program recommended by the geological report.

The Mineral Tenure Act requires that a holder of title to mineral claims must spend at least $4.00 CDN (approximately $4.00 US) per hectare per year in order to keep the property in good standing. The Goldstar Property consists of an area of approximately 185 hectares. As such, our annual fee with respect  for the Goldstar Property is expected to be approximately $740 CDN (approximately $747.00 US). The Rosewall Gold Property consists of an area of approximately 147 hectares. As such, our annual fee with respect for the Rosewall Gold Property is expected to be approximately $ 588 CDN (approximately $588.00 US). The Waterloo Creek Property consists of an area of approximately 189 hectares. As such, our annual fee with respect for the Waterloo Creek Property is expected to be approximately $ 756 CDN (approximately $756.00 US).

We will also have to sustain the cost of reclamation and environmental remediation for all exploration work undertaken. Both reclamation and environmental remediation refer to putting disturbed ground back as close to its original state as possible. Other potential pollution or damage must be cleaned-up and renewed along standard guidelines outlined in the usual permits. Reclamation is the process of bringing the land back to its natural state after completion of exploration activities. Environmental remediation refers to the physical activity of taking steps to remediate, or remedy, any environmental damage caused. The amount of these costs is not known at this time as we do not know the extent of the exploration program that will be undertaken beyond completion of the recommended work program. Because there is presently no information on the size, tenor, or quality of any resource or reserve at this time, it is impossible to assess the impact of any capital expenditures on earnings, our competitive position or on us in the event a potentially economic deposit is discovered.

If we anticipate disturbing ground during our mineral exploration activities, we will be required to make an application under the Mines Act for a permit. A permit is issued within 45 days of a complete and satisfactory application. We do not anticipate any difficulties in obtaining a permit, if needed. The proposed initial exploration activities on our properties do not involve ground disturbance and as a result do not, at this time, require a work permit. Any follow-up trenching and/or drilling will require permits, applications for which will be submitted well in advance of the planned work.

If we enter the production phase, of which there is no assurance, the cost of complying with permit and regulatory environment laws will be greater because the impact on the project area is greater. Permits and regulations will control all aspects of the production program if the project continues to that stage. The regulatory requirements that we will have to meet will likely include:

•

Ensuring that any water discharge meets drinking water standards;

•

Dust generation will have to be minimal or otherwise re-mediated;

•

Dumping of material on the surface will have to be re-contoured and re-vegetated with natural vegetation;

•

All material to be left on the surface will need to be environmentally benign;

•

Ground water will have to be monitored for any potential contaminants;

•

The socio-economic impact of the project will have to be evaluated and if deemed negative, will have to be re-mediated; and

•

There will have to be an impact report of the work on the local fauna and flora including a study of potentially endangered species.

Employees

We have no employees as of the date of this report other than Herdev S. Rayat, our President, CFO and Secretary.  We conduct our business largely through agreements with consultants and other independent third party vendors.

Research and Development Expenditures

We have not incurred any research or development expenditures since our inception.

Subsidiaries

We formed a 100% wholly owned Canadian subsidiary on September 21, 2007 in British Columbia. Our subsidiary is Duke Mountain Resources Canada, Inc.

Patents and Trademarks

We do not own, either legally or beneficially, any patent or trademark.

Legal Proceedings

Neither we nor our property is a party, to our knowledge, to any pending or threatened proposed material legal proceeding.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Our plan of operation is to conduct mineral exploration activities on each of our properties in order to assess whether the property contains mineral reserves capable of commercial extraction. Our exploration program is designed to explore for commercially viable deposits of copper, silver and gold. We have not, nor has any predecessor, identified any commercially exploitable reserves of these minerals on any of our properties.

Since we are in the exploration stage of our business plan, we have not yet earned any revenues from our planned operations.  As of September 30, 2007 we had $419,726 cash on hand and no liabilities.  From our inception through September 30, 2007 we have incurred a net loss of $68,440.

We received a geological evaluation report as to each of our properties. The geological report summarizes the results of the history of the exploration of the mineral claims, the regional and local geology of the mineral claims and the mineralization and the geological formations identified as a result of the prior exploration. The geological report also gives conclusions regarding potential mineralization of the mineral claims and recommends a further geological exploration program on the mineral claims.

As of the date of this report, we have started our exploration program with respect to all three of our properties, having completed the initial Phase 1 program with respect to the Goldstar Property; we expect completion of the Phase 1 program with respect to each of the Rosewall Gold Property and the Waterloo Creek Property in our fiscal first or second quarter 2008. Although we anticipate initiating exploration activities on all three of our properties, at this time we are uncertain of the number of the recommended mineral exploration phases we will conduct on each of our properties before concluding that there are, or are not, commercially viable minerals on the property. The decision to proceed to the next exploration phase will be dependent upon the results of the prior exploration phase and the recommendation of our consulting geologist at that time.

As of September 30, 2007, we had cash on hand of $419,726. We have sufficient cash on hand to pay the anticipated costs of the proposed Phase1 exploration activities on our properties. We anticipate that if we only raise the minimum amount, we will have sufficient funds to carry out the initial two phases on each of our properties, or focus our activities on specific properties if warranted; in such a case, the decision to conduct additional recommended exploration program will be dependent upon a number of factors such as our consulting geologist’s recommendations based upon results of our exploration program and available financing at that time. If we raise the maximum amount, we anticipate that we will have sufficient funds to complete all of the recommended exploration phases on at least two of our properties if warranted.

 However, there are no assurances that the actual cost of completing this exploration program will not exceed our estimates of those costs. If the actual costs of the exploration program are substantially greater than we have estimated, we may be required to seek additional financing. In addition, if we decide to proceed with additional work beyond Phase 3 of our proposed exploration activities, of which there is no assurance, we may also be required to seek additional financing. We currently do not have any arrangements for additional financing.

During the exploration stage of our business, our President will be devoting approximately 25% of his time to our business. We do not foresee this limited involvement negatively impacting our company over the next twelve months as all exploratory work has been, and will continue to be, performed by outside consultants. Additionally, we will not have a need to hire any employees over the next twelve months, nor do we plan to make any purchases of equipment over the next twelve months. Outside consultants and geologists, will be expected to provide all tools needed for the exploratory work being conducted.

Future Financings

Currently, we have sufficient capital resources to meet the anticipated costs of Phases 1 and 2 of our exploration plan. If actual costs are substantially greater than we have anticipated, we may be required to seek additional financing. In addition, if we decide to proceed with Phase 3, or if we decide to proceed beyond Phase 3, of which there is no assurance, we may also require additional financing. We anticipate relying on equity sales of our common stock in order to continue to fund our business operations. Issuances of additional shares will result in dilution to our existing stockholders. There is no assurance that we will achieve any of additional sales of our equity securities or arrange for debt or other financing for to fund our planned business activities. Currently, we do not have any arrangements for additional financing.

Qualitative and Quantitative Disclosures About Market Risk

Our exposure to market risk is confined to our cash equivalents and short-term investments. We invest in high-quality financial instruments; primarily money market funds, federal agency notes, and US Treasury obligations, with the effective duration of the portfolio within one year which we believe are subject to limited credit risk. We currently do not hedge interest rate exposure. Due to the short-term nature of our investments, we do not believe that we have any material exposure to interest rate risk arising from our investments.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

The following sets forth anticipated expenses as to each of our properties:

The Goldstar Property

The initial phase of the recommended programs for the Goldstar Property cost approximately $18,000.  Based on the advice of our consulting geologist, we will commence our Phase 2 program in the second quarter of 2008; we anticipate that it will take four to eight weeks to complete.

The cost and scope of Phase 2 of exploration program is estimated at $66,000.  If warranted, we would require additional financing to carry out a Phase 3 program on the Goldstar Property and, based on the results of the Phase 3 exploration activities, any follow-up exploration programs.

The Rosewall Gold Property

The initial phase of the recommended programs for the Rosewall Gold Property will cost approximately $14,000; This work has not been started due to weather conditions. We anticipate to complete this by March 2008 or in second quarter period ending June 30, 2008.

Once we receive the results of our initial exploration program, our board of directors, in consultation with our consulting geologist, will assess whether to proceed to any further exploration phases.  In making this determination to proceed, we will make an assessment as to whether the results of the initial exploration phase are sufficiently positive to enable us to proceed.  This determination will include an assessment of our cash reserves after completion of the initial phase, the price of minerals and the market for financing of mineral exploration projects at the time of our assessment.

Should the results of our initial exploration program on the Rosewall Gold Property prove not to be sufficiently positive to proceed with further exploration on such property, we intend to first proceed with the exploration programs on our other properties, if warranted, or seek out and acquire other North American mineral exploration properties which, in the opinion of our consulting geologist, offer attractive mineral exploration opportunities, or curtail or cease our operations if we cannot establish commercial resources on our existing properties or acquire additional properties on commercially viable terms.

  The cost and scope of Phase 2 of exploration program is estimated at $66,000.  If warranted, we would require additional financing to carry out the Phase 3 exploration activities on the Rosewall Gold Property and, based on the results of Phase 3 exploration results, any follow-up exploration programs.

The Waterloo Creek Property

The Phase 1 of the recommended programs for the Waterloo Creek Property will cost approximately $22,000.  If we complete the offering we will have sufficient working capital to complete Phase 2, if warranted, and possibly Phase 3, again if warranted by prior exploration results; The program will be overseen in the field by an independent geologist to be engages by us, and reviewed by Mr. Gregory Thomson who is one of our directors.

We expect that Phase 1 of our initial three-phase exploration program will be commenced as soon as possible following the completion of this offering and anticipate that it will be concluded in our fiscal year ending December 31, 2008.  Once we receive the results of our initial exploration program, our board of directors, in consultation with our consulting geologist, will assess whether to proceed to any further exploration phases.  In making this determination to proceed, we will make an assessment as to whether the results of the initial exploration phase are sufficiently positive to enable us to proceed.  This determination will include an assessment of our cash reserves after completion of the initial phase, the price of minerals and the market for financing of mineral exploration projects at the time of our assessment.

Should the results of our initial exploration program on the Waterloo Creek Property prove not to be sufficiently positive to proceed with further exploration on such property, we intend to first proceed with the exploration programs on our other properties, if warranted, or seek out and acquire other North American mineral exploration properties which, in the opinion of our consulting geologist, offer attractive mineral exploration opportunities, or curtail or cease our operations if we cannot establish commercial resources on our existing properties or acquire additional properties on commercially viable terms.

The cost and scope of the Phase 3 exploration activities is estimated at $155,000.  If warranted, we would require additional financing to carry out a Phase 3 program on the Waterloo Creek Property and, based on the results of Phase 3 exploration activities, any follow-up exploration programs.

If and when the time comes to obtain additional funding in order to proceed with additional exploration of one or more of our properties, we anticipate that such funding will be in the form of equity financing from the sale of our common stock.  However, we cannot provide investors with any assurance that we will be able to obtain sufficient funding from the sale of our common stock to fund Phase 3 of the exploration program should we decide to proceed.  We believe that debt financing will not be an alternative for funding any further phases in our exploration program.  The risky nature of this enterprise and lack of tangible assets places debt financing beyond the credit-worthiness required by most banks or typical investors of corporate debt until such time as an economically viable mine can be demonstrated.  We do not have any arrangements in place for any future equity financing.  Failure to raise needed financing could result in our having to discontinue our mining exploration and development business.

Results of Operations For The Period From Inception (May 3, 2006) To September 30, 2007.

We did not earn any revenues from inception on May 3, 2006 to September 30, 2007. We do not anticipate earning revenues until such time, if ever, as we have entered into commercial production of our mineral properties.  We are presently in the exploration stage of our business and we can provide no assurance that we will discover commercially exploitable levels of mineral resources on our properties, or if such resources are discovered, that we will enter into commercial production of our mineral properties.

We incurred operating expenses in the amount of $74,324 for the period from inception on May 3, 2006 to September 30, 2007.  These operating expenses included organizational costs, professional fees, office and administrative expenses.

We anticipate our operating expenses will increase as we undertake our exploration program and the professional fees to be incurred in connection with the filing of a registration statement with the SEC under the 1933 Act.  We anticipate our ongoing operating expenses will also increase once we become a reporting company under the 1934 Act.

We incurred a loss in the amount of $68,440 for the period from inception on May 3, 2006 to September 30, 2007.  Our loss was attributable to organizational costs, professional fees, and property acquisition costs.

Liquidity and Capital Resources

As of September 30, 2007 we had cash of $419,631 and a working capital of $417,560. We have not attained profitable operations and are dependent upon obtaining financing to pursue exploration activities.  For these reasons our auditors stated in their report that they have substantial doubt we will be able to continue as a going concern.

We currently use, on a no charge basis, office space donated by Herdev S. Rayat, our president, sole director and one of our promoters.  He also provides us with telephone answering, secretarial and mail services.  The arrangement is from month to month with no formal written agreement.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The names and addresses of our executive officers and directors and their respective ages as of January 31, 2008 are as follows:

Directors	Age	Position with the Company
Herdev S. Rayat	50	Director since May 3, 2006

Greg R. Thomson	59	Director since September 15, 2006

Executive Officers
Name of Officer	Age	Office
Herdev S. Rayat	50	President, CFO and Secretary since May 3, 2006

Name of Promoter	Age	Office
Herdev S. Rayat	50	Director, President and CFO and Secretary since May 3, 2006

Set forth below is a brief description of the background and business experience of our executive officers and directors.

Herdev S. Rayat – President, Director and Chief Executive Officer. Since 1994, Mr. Rayat has served as President of Thor-West Management Group, Inc., a privately held management and consulting Company. Since 2003, Mr. Rayat has served as President of First Avenue Venture Partners, Inc., a privately held Company specializing in investing in early stage ventures. Mr. Rayat is a former founder of E Deal.net., a publicly traded Company now named International Energy, Inc. Mr. Rayat is neither an officer or director of International Energy, Inc.

Greg R. Thomson – Director. Mr. Thomson has been a professional geologist since 1992. Mr. Thomson graduated from the University of British Columbia in 1970 with a Bachelor of Science degree in Geology. From 1989 to 2000 Mr. Thomson worked for Teck Exploration Ltd., as a senior project geologist. From May 2000 to present Mr. Thomson has been a consultant to junior and senior mining exploration companies as a contract exploration geologist. Mr. Thomson is not a Director or Officer of any other public company.

We do not currently pay our officers or directors any salary or consulting fees. Mr. Thomson received $500 per report, or $1,500 in the aggregate (paid by Laird Exploration Ltd.), in connection with his work in the preparation of the Summary Reports on each of our properties; Mr. Thomson received these payments prior to his joining our board of directors on September 15, 2006.

Promoters

Mr. Herdev S. Rayat has been a promoter of the Company since our inception.

See “Certain Relationships and Related Transactions.”

Family Relationships

There are no family relationships among our directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Legal Proceedings

During the past five years, none of our directors, executive officers, promoters or control persons has been:

(1)

the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)

convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4)

found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws.  Our officers are appointed by our directors and hold office until removed by the board.

Significant Employees

We have no employees.  We conduct our business through verbal agreements with consultants and arms-length third parties on an as needed basis. Currently we have a verbal agreement with our consulting geologist, which includes his reviewing all of the results from the exploratory work performed on the site and making recommendations based on those results in exchange for payments equal to the usual and customary rates received by geologists performing similar consulting services.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our president and chief financial officer for all services rendered in all capacities to us for the period from inception to September 30, 2007.

Annual Compensation	Long-Term Compensation

Name	Title	Period	Salary	Bonus	Other Annual Compen- sation	Restricted Stock Award	Options /SARS (#)	LTIP Payouts	All Other Compen- sation
Herdev S. Rayat	President CFO and Secretary	May 3, 2006(1) to December 31, 2006	Nil	Nil	Nil	Nil	Nil	Nil	Nil
		January 1, 2007 to September 30, 2007	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Greg Thomson	Director	September 1, 2006 to December 31, 2006	Nil	Nil	Nil	Nil	Nil	Nil	Nil
		January 1, 2007 to September 30, 2007	Nil	Nil	Nil	Nil	Nil	Nil	Nil

 (1) Inception.

We do not pay to our directors or officers any salary or consulting fee. We anticipate that compensation may be paid to an officer in the event that we decide to proceed with any additional exploration programs beyond the initial stage two-phase program.

We do not pay to our directors any compensation for serving on our board of directors.

Stock Option Grants

We do not have any stock options or other equity incentive plans. We have not granted any stock options to the executive officers since our inception.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock beneficially owned as of October 31, 2007 by each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities; each of our directors; each named executive officer; and all of our officers and directors as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percentage of Class
Herdev S. Rayat (3)	10,000,000	79.5%
All Officers and Directors as a Group (2 persons)	10,000,000	79.5%

(1)  The percentage of class is based on the number of shares of common stock issued and outstanding as of October 31, 2007.

(2)  Assumes the sale of the maximum number of Units.

(3)  Mr.  Rayat is our President, CFO, Secretary and director.

The persons named above have full voting and investment power with respect to the shares indicated.  Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security.  Accordingly, more than one person may be deemed to be a beneficial owner of the same security.  A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our proposed business raises potential conflicts of interests between us and certain of our officers and directors. Except as set forth below there have been no transactions since inception or proposed transactions, to which we were or are a party, in which any of our directors, executive officers, or shareholders owning more than 10% of issued and outstanding stock have an interest (or any relative or spouse of any of the foregoing persons who has the same home address as such person), had or have a direct or indirect material interest.

Certain of our directors may in the future act as directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which we may participate, our directors may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation.  In the event that such a conflict of interest arises at a meeting of our directors, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms.  In appropriate cases, we will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict.  From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program.  It may also occur that a particular company will assign all or a portion of our interest in a particular program to another of these companies due to the financial position of the company making the assignment.

In determining whether we will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to us, the degree of risk to which we may be exposed and our financial position at that time.  Other than as indicated, we have no other procedures or mechanisms to deal with conflicts of interest.  We are not aware of the existence of any conflict of interest as described herein.

On May 3, 2006, we issued 10,000,000 shares of our common stock to our President and Director, Herdev S. Rayat in consideration of the payment of $10,000.

Mr. Thomson received $500 per report, or $1,500 in the aggregate (paid by Laird Exploration Ltd.), in connection with his work in the preparation of the Summary Reports on each of our properties; Mr. Thomson received these payments prior to his joining our board of directors on September 15, 2006.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

There is presently no public market for our common stock.  It is possible that a trading market will not develop.  To date, neither we nor anyone acting on our behalf has taken any affirmative steps to retain or encourage any broker/dealer to act as a market maker for our common stock.  Further, there have been no discussions or understandings, preliminary or otherwise, between us or anyone acting on our behalf and any market maker regarding the participation of any market maker in the future trading market, if any, for our common stock.

The development of a public market for our common stock will make an investment in our common stock more attractive to future investors. In the near future, in order for us to continue with our mineral exploration program, we will need to raise additional capital.  We believe that by obtaining reporting company status under the 1934 Act increase our ability to raise these additional funds from investors will be enhanced.

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks.  Penny stocks are generally equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system.  The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the SEC, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (b) contains a description of the broker’s or dealer’s duties to the customer and of the rights and remedies available to the customer with respect to a violation of such duties or other requirements of securities law; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price; (d) contains a toll-free telephone number for inquiries on disciplinary actions; (e) defines significant  terms in the disclosure document or in the conduct of trading in penny stocks; and (f) contains such other information as is in such form including language, type, size and format, as the SEC shall require by rule or regulation.

The broker-dealer also must provide the customer, prior to effecting any transaction in a penny stock, with (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) a monthly account statement showing the market value of each penny stock held in the customer’s account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stock, and a signed and dated copy of a written suitability statement.

These disclosure requirements may have the effect of reducing the trading activity in the secondary market for our stock if it becomes subject to these penny stock rules.  Therefore, if our common stock becomes subject to the penny stock rules, stockholders may have difficulty selling those securities.

Holders of our Common Stock

As of the date of this report, we had 83 holders of record of our common stock.

Rule 144 Shares

A total of 11,405,000 shares of our common stock will be available for resale to the public after January 16, 2009 in accordance with the volume and trading limitations of Rule 144 of the 1933 Act.

Currently, Rule 144 provides, among other things, that persons holding restricted securities for a period of one year may each sell, assuming all of the conditions of Rule 144 are satisfied, in brokerage transactions every three months an amount of restricted securities equal to one percent of our outstanding shares of common stock, or the average weekly reported volume of trading during the four calendar weeks preceding the filing of a notice of proposed sale, whichever is greater. Rule 144 also provides that, after holding such securities for a period of two years, a non-affiliate of the company may sell those securities without restriction, other than the requirement that we are current with respect to our information reporting requirements.

The SEC announced on November 15, 2007 that, effective January 15, 2008, the holding period for the resale of restricted securities of reporting companies will be shortened from one year to six months. Additionally, the SEC substantially simplified Rule 144 compliance for non-affiliates by allowing non-affiliates of reporting companies to freely resell restricted securities after satisfying a six-month holding period (subject only to the Rule 144(c) public information requirement until the securities have been held for one year) and by allowing non-affiliates of non-reporting companies to freely resell restricted securities after satisfying a 12-month holding period. All shares owned by affiliates will continue to be subject to the resale limitations imposed by Rule 144 for so long as such persons remain our affiliates. Under Rule 144 as amended the one year hold period of our affiliates and those persons relying on Rule 144 for the public resale of their shares will commence on the date of the filing of this report.

Stock Option Grants

To date, we have not granted any stock options.

Registration Rights

To date, we have not granted registration rights.

Dividends

There are no restrictions in our Articles of Incorporation or bylaws that prevent us from declaring dividends.  The Nevada Revised Statutes, however, do prohibit us from declaring dividends where after giving effect to the distribution of the dividend:

•

we would not be able to pay our debts as they become due in the usual course of business; or

•

our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends and we do not plan to declare any dividends in the foreseeable future.

AVAILABLE INFORMATION

          We file annual, quarterly and current reports and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Our Securities and Exchange Commission filings are available to the public over the Internet at the Securities and Exchange Commission's website at http://www.sec.gov. You may also read and copy any document we file at the Securities and Exchange Commission's public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms and their copy charges. In addition, through our website, http://www.keyon.com, you can access electronic copies of documents we file with the Securities and Exchange Commission, including our Annual Report on Form 10-KSB, our Quarterly Reports on Form 10-QSB, and Current Reports on Form 8-K and any amendments to those reports. Information on our website is not incorporated by reference in this prospectus. Access to those electronic filings is available as soon as practicable after filing with the Securities and Exchange Commission.

SECTION 2.

Financial Information

The following summary statement of operations and summary balance sheet data are derived from our financial statements for the period ended September 30, 2007. This information should be read in conjunction with the audited consolidated financial statements and the related notes appearing elsewhere in this report.

Balance Sheet Data	September 30, 2007 (un-audited) ($)
Cash	$419,631

Other

    $        95

Total Assets

    $459,726

Liabilities

    $    2,166

Total Stockholders’ Equity

    $457,560

Accumulated Deficit

    $  68,440

Operating Data

Nine months ended

September 30, 2007

      (un-audited) Cumulative ($)

Revenue

Nil

Net Loss for Period

     $18,488

SECTION 3.

 Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.

Corporate Governance and Management

None.

SECTION 6.

[Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These

statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

We have recently completed our initial public offering and have commenced our exploration programs on all three of our properties. Please refer to Section 1.

SECTION 9. Financial Statements and Exhibits

See attached audit report  dated May 19, 2007 for the period ended December 31, 2006 and un-audited report for period ending September 30, 2007.

SECTION 9

DUKE MOUNTAIN RESOURCES, INC.

FINANCIAL REPORT

DECEMBER 31, 2006

CONTENTS

         Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM…………………..36

FINANCIAL STATEMENTS

BALANCE SHEET………………………………………………………………………………………...37

STATEMENT OF OPERATIONS…………………………………………………………………………38

STATEMENT OF SHAREHOLDER’S EQUITY…………………………………………………………39

STATEMENT OF CASH FLOWS………………………………………………………………………...40

NOTES TO FINANCIAL STATEMENTS………………………………………….………………….41-42

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the  in the Registration Statement on Form  of  (an exploration stage company) of our report dated May 19, 2007, on our audit of the  of Duke Mountain Resources, Inc. as of December 31, 2006, and the related  of operations, stockholders' equity, and cash flows for the period from May 3, 2006 (inception) to December 31, 2006.

Our report, dated May 19, 2007, contains an explanatory paragraph that states that the financial statements of Duke Mountain Resources, Inc. have been prepared assuming the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has experienced losses from operations since inception and has a deficit accumulated during the exploration stage.  These conditions raise substantial doubt about the Company's ability to continue as a going concern.  Management's plans regarding these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ PETERSON SULLIVAN PLLC

February 12, 2008

Seattle, Washington

DUKE MOUNTAIN RESOURCES, INC

(An Exploration Stage Company)

BALANCE SHEET

December 31, 2006

ASSETS

Current Assets

Cash & cash equivalents

$

169,482

Other

       329

Total current assets

169,811

Mineral Rights

  40,000

$

209,811

LIABILITIES & SHAREHOLDER’S EQUITY

Current Liabilities

Accounts payable

$

     515

Shareholder’s Equity

Common stock, $.001 par value; 76,000,000 shares authorized,

11,405,000 issued and outstanding at December 31, 2006

 11,405

Additional paid-in capital

210,595

Deficit accumulated during the exploration stage

              (12,704)

Total shareholder’s equity

209,296

Total liabilities and shareholder’s equity

                   $         209,811

See Notes to Financial Statements

DUKE MOUNTAIN RESOURCES, INC.

(An Exploration Stage Company)

STATEMENT OF OPERATIONS

For the Period from May 3, 2006 (Inception) to December 31, 2006

Revenue

$

-

Operating and administrative expenses

Advertising and promotional

886

Interest and bank charges

180

Licenses and fees

695

(Gain) Loss on foreign exchange

  53

Office

           1,560

Professional fees

         10,854

         14,228

Other income

           1,524

Net loss for the period

    $

    (12,704)

Basic and diluted net loss per common share

    $

        (0.00)

Weighted average number of common shares outstanding

              11,315,066

See Notes to Financial Statements

DUKE MOUNTAIN RESOURCES, INC.

(An Exploration Stage Company)

STATEMENT OF SHAREHOLDER’S EQUITY

For the Period from May 3, 2006 (Inception) to December 31, 2006

      Deficit

                     Accumulated

                    During the           Total

Common  Stock

Additional           Exploration            Shareholder’s

    Shares

Amount            Paid-In Capital            Stage                      Equity

Balances, May 3, 2006

-

$

-

$

-

$

-

$

-

 Common stock issued for cash

 in private placement

 10,000,000

       10,000

     10,000

 May 3, 2006

 Common stock issued for cash

 in private placement, May 19, 2006   1,000,000

         1,000

           49,000

      50,000

 Common shares issued for cash

 In private placement, May 31, 2006      405,000

            405                   161,595

         ________         162,000

Net Loss

          (12,704)

Balances, December 31, 2006

   11,405,000

$     11,405

$      210,595

$       (12,704)

$ 209,296

See Notes to Financial Statements

DUKE MOUNTAIN RESOURCES, INC.

(An Exploration Stage Company)

STATEMENT OF CASH FLOWS

For the Period from May 3, 2006 (Inception) to December 31, 2006

Cash Flows from Operating Activities

Net loss for the period

$           (12,704)

Change in operating assets and liabilities

    Accounts payable                                   515

Interest receivable

                  (329)

              (12,518)

Cash Flows from Investing Activity

Investment in mineral rights

 (40,000)

Cash Flows from Financing Activity

Proceeds from private placements

  222,000

Net change in cash and cash equivalents, end of period

$            169,482

See Notes to Financial Statements

1 NOTES TO FINANCIAL STATEMENTS

Note 1.  The Company and Significant Accounting Policies

Organization

Duke Mountain Resources, Inc. ("Duke Mountain"), a Nevada Corporation, was formed on May 3, 2006, as a mineral exploration and development company focused on the acquisition, exploration, and the development of gold, silver, and base metal properties in which it holds an interest.

Duke Mountain controls over 1,045 hectares of mineral claims in British Columbia, Canada.

Going Concern

Duke Mountain is a young company and has incurred net operating losses since its inception on May 3, 2006.  Duke Mountain's ability to continue as a going concern is dependent on obtaining additional financing and/or achieving a sustainable profitable level of operations.  Duke Mountain expects to obtain additional financing through the issuance of additional equity securities.  This will dilute the interests of current shareholders.

Cash

Cash and cash equivalents include bank deposits and a term deposit with an original maturity date three months or less. Duke Mountain occasionally has cash with financial institutions in excess of insured limits.

Mineral Rights

Mineral rights consist of direct costs to obtain the mineral claims.  If mineral rights costs are capitalized and Duke Mountain determines it is not economically feasible to develop the claim, the costs are immediately expensed.  Also, mineral rights costs are not capitalized at an amount more than the anticipated recovery from the claim area.  Mineral rights costs associated with specific areas will be amortized as minerals are received from the areas.  As of December 31, 2006, there were no mining activities, so there has been no amortization.

All other costs related to the exploration and development of unproven properties are expensed as incurred.

Earnings per Share and Potentially Dilutive Securities

Basic loss per share is computed by dividing the net loss available to common stockholders by the weighted average number of common shares outstanding in the period.  Diluted loss per share takes into consideration common shares outstanding (computed under basic earnings per share) and potentially dilutive securities.

 The effect of options convertible into common shares, if any, are not included in the computation of diluted earnings per share because it would be anti-dilutive due to Duke Mountain’s losses.

Income Taxes

Income taxes are accounted for under the asset and liability method.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  To the extent that it is not considered to be more likely than not that a deferred tax asset will be realized, a valuation allowance is provided.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 159, the Fair Value Option for Financial Assets and Financial Liabilities, (“FAS 159”). FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. FAS 159 is effective for financial statements as of March 31, 2008.

The Company does not believe that FAS 159 will have any material effect on its financial statements.

Note 2.  Related Party Transactions

On May 19, 2006, and June 16, 2006, the President & Chief Executive Officer of Duke Mountain acquired three mineral claims on the Company's behalf.  Under the British Columbia Mineral Tenure Act, the title to British Columbia mineral claims can only be held by individuals or British Columbia corporations.  Since Duke Mountain is a Nevada Corporation, the President and Chief Executive Officer is holding the mineral claims in trust, until Duke Mountain requests the transfer.

On May 3, 2006, Duke Mountain completed a private placement with the President and CEO where by10,000,000 shares were purchased for $10,000 at $0.001 per share.

Note 3.  Income Taxes

The difference between the statutory federal tax rate and the tax provision of zero recorded by Duke Mountain is primarily due to Duke Mountain's full valuation allowance against its deferred tax assets.  As of December 31, 2006, Duke Mountain did not have any income for tax purposes and, therefore, no tax liability or expense has been recorded in these financial statements.

Duke Mountain has tax losses of approximately $12,000 available to reduce future taxable income.  The tax losses expire in 2026.

The deferred tax asset associated with the tax loss carryforward is approximately $1,900.  A full valuation allowance has been established against the deferred tax asset.

UN-AUDITED FINANCIAL STATEMENTS

            Page

Consolidated Balance Sheets………………………………………………….................................44

Consolidated Statements of Operations…………………………………………………………….45

Consolidated Statements of Shareholders Deficiency………………………………………….......46

Consolidated Statements of Cash Flows…………………………………………………………....47

Notes to Consolidated Financial Statements……………………………………………………48-50

DUKE MOUNTAIN RESOURCES, INC

(an exploration stage company)

CONSOLIDATED BALANCE SHEETS

September 30, 2007 and December 31, 2006

(un-audited)

        September 30, 2007  December 31, 2006

ASSETS

Current Assets

Cash & cash equivalents

$

419,631

$          169,482

Other

         95

     329

Total current assets

419,726

169,811

Mineral Rights

  40,000

40,000

Total assets

$

459,726

209,811

LIABILITIES & SHAREHOLDER’S DEFIENCY

Current Liabilities

Accounts payable

$

-

$515

Accrued interest

                2,166

Total current liabilities

 2,166

515

Shareholder’s Equity

Common stock, $.001 par value: (76,000,000 shares authorized,

12,165,000 issued and outstanding at September 30, 2007 and 11,405,000 at December 31, 2006)

12,165

11,405

Additional paid-in capital

              513,835

             210,595

Deficit accumulated during the exploration stage

              (68,440)

              (12,704)

Total shareholder’s deficiency

457,560

209,296

Total liabilities and shareholder’s deficiency

$

459,726

$209,811

See notes to financial statements page 48-50

DUKE MOUNTAIN RESOURCES, INC.

(an exploration stage company)

CONSOLIDATED STATEMENTS OF OPERATIONS

For the three months and 150 day period ended September 30, 2006 and the three and nine months ended September 30, 2007 and from (Inception) May 3, 2006 through September 30, 2007 (un-audited)

Three months ended

Three months ended

Nine months ended

150 days ended     From Inception ( May 3, 2006) to

 September 30, 2007   September 30, 2006

September 30, 2007

September 30, 2006

       September 30, 2007

Revenues

$

  -

$

  -

$

-

$

 -

         $

  -

Operating and administrative expenses

Advertising and promotional

   889

  887

               1,246

 887

2,132

Interest and bank charges

   140

    41

204

   66

   384

Loss on foreign exchange

   -

   -

-

   -

     53

Licenses and fees

3,028

  230

               4,984

 355

5,679

Office and miscellaneous

   950

  427

               7,516

                   930

9,076

Professional fees

                14,158

                               44,873

                 5,000

                55,727

Utilities

   655

      -

               1,273

                        -

                  1,273

                19,820

                 1,585

             60,096

                 7,238

                74,324

Other income

1,332

      -                           4,360

                        -

5,884

Net loss for the period

$             (18,488)        $             (1,585)       $            (55,736)

  $            (7,238)          $           (68,440)

Basic and diluted net loss per common share

 $

(0.00)

$

(0.00)      $                 (0.00)

Weighted average number of common shares        11,735,435                   11,000,000

         11,516,355

        11,000,000

Outstanding

See notes to financial statements page 48-50

DUKE MOUNTAIN RESOURCES, INC

(an exploration stage company)

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S DEFICIENCY

from Inception (May 3, 2006) to September 30, 2007

(un-audited)

Deficit

          Accumulated

           During the

Total

      Common Stock                 Additional               Exploration        Shareholder’s

Shares

Amount

     Paid-in Capital

Stage

          Deficiency

Balances, May 3, 2006

        -

$      -

      $

-

$       -

         $

-

   Common stock issued for cash in private

    placement, May 3, 2006

 10,000,000

10,000

10,000

   Common stock issued for cash in private

    placement, May 19, 2006

   1,000,000

  1,000

49,000

50,000

   Common stock issued for cash in private         405,000

    405

             161,595

             162,000

   Placement, May 31, 2006

   Net loss

(12,704)

             (12,704)

          __________  _______    ________  _________  ________

Balances, December 31, 2006

11,405,000

11,405

210,595

(12,704)

  209,296

Common stock issued for cash in public

Offering , August 29, 2007

     760,000

     760

303,240

 304,000

Net loss

(55,736)

(55,736)

Balances, September 30, 2007

12,165,000           $ 12,165

            $513,835              $

(68,440)

$457,560

See notes to financial statements page 48-50

DUKE MOUNTAIN RESOURCES, INC

       (an exploration stage company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the 150 day period ended September 30, 2006, for the nine month period ended September 30, 2007 and from (Inception) May 3, 2006 through September 30, 2007

(un-audited)

                          From inception

          150 day period ended

                    (May 3, 2006)  to

                                                                                                            September 30, 2006             September 30, 2007         September 30, 2007

Cash Flows from Operating Activities

Net loss for the period

$

  (7,238)

$

(55,736)

$(68,440)

Changes in operating assets and liabilities

Accounts payable

        -

     (515)

Other current assets

 10,000

       234

         (95)

Accrued interest

        -

    2,166

      2,166

_________________   ___________________

 _________________

Net cash flows from operating activities

   2,762

(53,851)

(66,369)

Cash Flows from Investing Activity

Investment in mineral rights

(40,000)

     -

(40,000)

Cash Flows from Financing Activity

Proceeds from public offering

212,000

304,000

304,000

Proceeds from private placement

     -

      -

222,000

________________

_______________

_________________

Net cash flows from financing activities

212,000

304,000

526,000

Increase in cash and cash equivalents

174,762

250,149

419,631

Cash and cash equivalents, beginning of period

       -

169,482

     -

________________

_______________

_________________

Cash and cash equivalents, end of period

$

174,762

$

419,631

$

419,631

_

See notes to financial statements page 48-50

NOTES TO FINANCIAL STATEMENTS

Note 1.  The Company and Significant Accounting Policies

Organization

Duke Mountain Resources, Inc. ("Duke Mountain"), a Nevada Corporation, was formed on May 3, 2006 as a mineral exploration and development company focused on the acquisition, exploration, and the development of gold, silver and base metal properties in which it holds an interest.

On September 21, 2007, the Company established a Canadian operating subsidiary Duke Mountain Resources Canada, Inc. The Canadian operating subsidiary will conduct all mineral explorations for Duke Mountain Resources, Inc.

Duke Mountain controls over 1,045 hectares of mineral claims.

The accompanying un-audited interim financial statements in the opinion of management contain all adjustments (which are of a normal recurring nature) necessary to present fairly the financial position as of September 30, 2007 and December 31, 2006, and the results of operations for the three months 150 day period ended September 30, 2006 and the three and nine months ended September 30, 2007,  and the period from May 3, 2006 (inception) through September 30, 2007, and cash flows for the 150 day period ended September 30, 2006, for the nine months ended September 30, 2007 and from May 3, 2006 (inception) through September 30, 2007. These results have been determined on the basis of generally accepted accounting principles and practices in the United States and applied consistently with those used in the preparation of the Company’s 2006 audited financial statements.

Going Concern

Duke Mountain is a young company and has incurred net operating losses since its inception on May 3, 2006.  Duke Mountain's ability to continue as a going concern is dependent on obtaining additional financing and/or achieving a sustainable profitable level of operations.  Duke Mountain expects to obtain additional financing through the issuance of additional equity securities.  This will dilute the interests of current shareholders.

Cash & Cash Equivalents

Cash and cash equivalents include bank deposits and a term deposit with an original maturity date of three months or less. Duke Mountain occasionally has cash with financial institutions in excess of insured limits.

Mineral Rights

Mineral rights consist of direct costs to obtain the mineral claims. If mineral right costs are capitalized and Duke Mountain determines it is not economically feasible to develop the claim, the costs are immediately expensed.  Also, mineral rights costs are not capitalized at an amount more than the anticipated recovery from the claim area. Mineral rights costs associated with specific areas will be amortized as minerals are received from the areas. As of September 30, 2007, there were no mining activities, so there has been no amortization.

All other costs related to the exploration and developments of unproven properties are expensed as incurred.

Earnings per Share and Potentially Dilutive Securities

Basic loss per share is computed by dividing the net loss available to common stockholders by the weighted average number of common shares outstanding in the period.  Diluted loss per share takes into consideration common shares outstanding (computed under basic earnings per share) and potentially dilutive securities.

Income Taxes

Income taxes are accounted for under the asset and liability method.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  To the extent that it is not considered to be more likely than not that a deferred tax asset will be realized, a valuation allowance is provided.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Note 2.  Related Party Transactions

On May 19, 2006 and June 16, 2006 the President & CEO of Duke Mountain acquired three mineral claims on the Company's behalf.  Under the British Columbia Mineral Tenure Act, the title to British Columbia mineral claims can only be held by individuals or British Columbia corporations. Since Duke Mountain Resources, Inc., is a Nevada Corporation, the President & CEO is holding the mineral claims in trust, until the fourth quarter when the mineral rights will be transferred to the Canadian subsidiary Duke Mountain Resources Canada, Inc.

On May 13, 2006, Duke Mountain completed a private placement with the President  & CEO where by 10,000,000 shares were purchased for $10,000 at $0.001 per share.

Note 3.  Income Taxes

The difference between the statutory federal tax rate and the tax provision of zero recorded by Duke Mountain is primarily due to Duke Mountain's full valuation allowance against its deferred tax assets.  As of September 30, 2007, Duke Mountain did not have any income for tax purposes and, therefore, no tax liability or expense has been recorded in these financial statements.

Duke Mountain has tax losses of approximately $56,000 for the nine months ended September 30, 2007, which are available to reduce future taxable income.  The tax losses expire in 2027. Tax losses of approximately $12,000 were incurred for the period ended December 31, 2006. The tax losses for the period ended December 31, 2006 expire in 2026.

The deferred tax asset associated with the tax loss carryforward is approximately $8,400 for the period ended September 30, 2007 and approximately $1,900 for the period ended December 31, 2006.  A full valuation allowance has been set up against the deferred tax asset.

Note 4.  Private Placement

On May 19, 2006, Duke Mountain completed a private placement for $50,000 where investors purchased 1,000,000 shares for $0.05 per share. On May 31, 2006 a second private placement was completed for $162,000 where investors purchased 405,000 shares for $0.40 per share.

Note 5. Public Offering

On October 31, 2007, Duke Mountain Resources, Inc., completed a public offering in which $304,000 was raised during the third quarter where investors purchased 760,000 units for $0.40 per unit. Each unit consisted of one common share, one class A warrant to purchase a common share at $0.50 per share for a period of 60 months from date of issuance and one class B to purchase one common share at $0.55 per share for a period of 60 months from date of issuance.

Based on the relatively early stages of development of Duke Mountain Resources, Inc., the warrants were not considered to have significant value.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

Cautionary Note Regarding Forward Looking Statements

This report contains forward-looking statements that involve risks and uncertainties, including statements regarding our capital needs, business plans and expectations. Such forward-looking statements involve risks and uncertainties regarding the market price of gold, silver and lead, availability of funds, government regulations, operating costs, exploration costs, outcomes of exploration programs and other factors. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. You can identify forward-looking statements by terminology such as "may”, will”, should”, expect”, plan”, intend”, anticipate”, believe”, estimate”, predict”, potential” or continue”, the negative of such terms or other comparable terminology. Our actual results may differ materially. In evaluating these statements, you should consider various factors. These factors may cause our actual results to differ materially from any forward-looking statement. While these forward-looking statements are made in good faith and reflect our current judgment regarding our business plans, our actual results will almost always vary, sometimes materially, from any future performance suggested herein.

General

The following discussion and analysis should be read in conjunction with our financial statements (and notes related thereto) appearing elsewhere in this report.

 Plan of Operations

Over the next year our plan of operations is to complete the following objectives within the specified time periods, subject to our obtaining the necessary funding for the continued exploration of our 3 properties:

We plan to conduct phase one of our recommended exploration program on our Goldstar property. Phase one will consist of reconnaissance geological mapping, prospecting and sampling. This phase will commence in the next three months, but the exact time is dependant on the availability of personnel, weather and equipment. This phase is estimated to cost $18,000.

If the results of phase one should warrant it, we intend to continue with phase two of our recommended exploration program which consists of detailed surface and underground geological  mapping, rock sampling, grid construction, EM and Mag surveys and establishment of drill and rock trenching target. This phase is estimated to cost $66,000. We anticipate that this phase would begin in mid 2008.

If further exploration should be warranted upon completion of phase two, we will continue with phase three of our recommended exploration program. This third phase is estimated to cost $133,000. This phase could be commenced as early as fall 2008 but it is not known how long it would continue. This would be based exclusively on how lucrative the mineral findings are in phase two.

We plan to conduct phase one of our recommended exploration program on our Rosewall Gold property. Phase one will consist of reconnaissance geological mapping, prospecting and sampling. This phase will commence in the next six months, but the exact time is dependant on the availability of personnel, weather and equipment. This phase is estimated to cost $13,600. If the results of phase one should warrant it, we intend to continue with phase two of our recommended exploration program which consists of detailed surface and underground geological  mapping, rock sampling, grid construction, EM and Mag surveys and establishment of drill and rock trenching target. This phase is estimated to cost $66,372. We anticipate that this phase would begin in mid 2008. If further exploration should be warranted upon completion of phase two, we will continue with phase three of our recommended  exploration program. This third phase is estimated to cost $133,000. This phase could be commenced as early as fall 2008 but it is not known how long it would continue. This would be based exclusively on how lucrative the mineral findings are in phase two.

We plan to conduct phase one of our recommended exploration program on our Waterloo Creek property. Phase one will consist of reconnaissance geological mapping, prospecting and sampling. This phase will commence in the next six months, but the exact time is dependant on the availability of personnel, weather and equipment. This phase is estimated to cost $22,000.

If the results of phase one should warrant it, we intend to continue with phase two of our recommended exploration program which consists of detailed surface and underground geological  mapping, rock sampling, grid construction, soil and silt geochemical survey, IP survey and establishment of drill and rock trenching target. This phase is estimated to cost $88,000. We anticipate that this phase would begin in mid 2008. If further exploration should be warranted upon completion of phase two, we will continue with phase three of our recommended exploration program. This third phase is estimated to cost $155,000. This phase could be commenced as early as fall 2008 but it is not known how long it would continue. This would be based exclusively on how lucrative the mineral findings are in phase two.

We anticipate spending approximately $4,000 monthly in ongoing general and administrative expenses over the next year. These expenses will consist primarily of the professional fees for the audit and legal work relating to our regulatory filings throughout the year, as well as general transfer agent fees, annual mineral claim fees and general office expenses.

As of September 30, 2007, we had cash reserves of $419,631 and as of June 30, 2007, we had cash reserves of approximately $224,648.  The increase in cash of $194,983 was from financing activities for nine months ending  September 30, 2007.  We anticipate this to be enough to cover the costs  for general and administrative expenses over the next year. However, our ability to pay for any additional exploration work or other expenses will be subject to us obtaining additional financing as these expenditures will exceed our available cash reserves.  During the year, we anticipate that we will not generate any revenue. Accordingly, we will be required to obtain additional financing in order to continue our plan of operations. We believe that debt financing will not be a feasible alternative as we do not have tangible assets to secure any debt financing. We anticipate that additional financing will be equity financing from the sale of our common stock.  As of April 5, 2007 we had commenced to raise up to $400,000, as of September 30, 2007, we have been able to raise $304,000 and in the future additional amounts of $500,000 and $550,000 from the exercising of two Warrants from this unit offering from our SB-2 Registration Statement, based on selling all 1,000,000 units. We cannot provide investors with any assurance that we will be able to rise sufficient funding from the sale of our common stock to fund our exploration program or any of our other expenses. In the absence of such financing, we will not be able to continue exploration of our mineral claims and our business plan will fail. Even if we are successful in obtaining equity financing to fund phase two of our exploration program, there is no assurance that we will obtain the funding necessary to pursue any advanced exploration of our mineral claims. If we do not continue to obtain additional financing, we will be forced to abandon our mineral claims and our plan of operations.

 Should such a situation arise, we may consider entering into a joint venture arrangement to provide the required funding to continue our development of our mineral claims. We have not undertaken any efforts to locate a joint venture partner for the mineral claims. Even if we elected to pursue a joint venture partner, there is no assurance that any other party would want to enter into a joint venture agreement with us. If we entered into a joint venture agreement, we would likely have to assign a percentage of our interest in our mineral claims to our joint venture partner.

 Future Financing

We anticipate continuing to rely on equity sales of our common stock to finance our business operations. Issuances of additional shares will result in dilution to our existing shareholders. There is no assurance that we will achieve any additional sales of our equity securities or arrange for debt or other financing to fund our planned exploration activities.

 Off-Balance Sheet Arrangements.   We do not have any off-balance sheet arrangements.

Item 3     CONTROLS AND PROCEDURES

 (a) Evaluation of Disclosure Controls and Procedures.   Management, including our Chief  Executive Officer and Principal Accounting Officer Herdev S. Rayat,  have  conducted  an  evaluation  of the  effectiveness of  disclosure controls and  procedures  pursuant to Exchange Act Rule 13a-14(c) and 15d-14(c).  This evaluation was conducted as of September 30, 2007.  Based  on  that  evaluation,  the  Chief  Executive  Officer  and  Principal Accounting Officer concluded  that the  disclosure  controls and procedures are effective in ensuring that all material information required to be filed in this quarterly report has been made known to them in a timely  fashion.  Our officers have concluded that our disclosure controls and procedures are also effective to ensure that information required to be disclosed by us in reports we file under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commissions rules and forms, as appropriate.

 (b) Changes in Internal Control Over Financial Reporting. There was no change in our internal controls or in other factors that could affect these controls during our last fiscal quarter that has that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II – OTHER INFORMATION

 Item 1     LEGAL PROCEEDINGS.

 None.

 Item 2    UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

 For the period ended September 30, 2007. We raised $304,000 from a public offering.

 Item 3     DEFAULTS UPON SENIOR SECURITIES.

 None.

 Item 4     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

 None.

 Item 5     OTHER INFORMATION .

 There have been no material changes to the procedures by which security holders may recommend nominees to our board of directors.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf on February 14, 2008, by the undersigned, thereunto duly authorized.

DUKE MOUNTAIN RESOURCES, INC.

By: _ /s/ Herdev S. Rayat_______________

Name:  Herdev S. Rayat

Title: President and Chief Executive Officer

Treasurer and Principal Accounting Officer

Director

EXHIBIT

SUMMARY REPORT

ON THE

GOLDSTAR PROPERTY

LUMBY, BC

Vernon Mining District

NTS 82L 7/W

Lat. 50° 20’ N by 118° 57.5’ W

December 1, 2007

By:

Greg Thomson B.Sc., P.Geo.

and

James Laird, Laird Exploration Ltd.

For

Duke Mountain Resources Inc.

Event Number: 4179981

TABLE OF CONTENTS

EXECUTIVE SUMMARY

56

1.0

INTRODUCTION

57

1.1

Terms of Referebce

57

1.2

Locationand Acccess

58

1.3

Topography, Climate, Vegetation

59

1.4

Property Status

59

1.5

Previous Work

60-61

2.0

GEOLOGICAL OVERVIEW

63

2.1

Regional Geography

63

2.2

Property Geology

63

3.0

CONCLUSIONS AND RECOMMENDATIONS

65

4.0

REFERENCES

67

5.0

STATEMENTS OF QUALIFICATIONS

68-69

6.0

STATEMENT OF EXPENSES

70

7.0

ASSAYS

71

FIGURES

1.

Goldstar Property BC Location Map

57

2.

Goldstar Property Regional Location Map

58

3.

Goldstar Property Map

59

4.

Goldstar Property Looking West towards Silverstar Mt.

60

5.

Regional Geology Map of the Goldstar Property Area

62

6.

Chris Laird Prepares Sample GSPS-10

64

7.

Geology and Sample Locations of the Goldstar Property

65

EXECUTIVE SUMMARY

1.

The Goldstar Property is located adjacent to Putnam Creek, within the North Okanagan region of southern British Columbia.  The property is accessed by traveling 15 kilometres north from the town of Lumby, B.C., located on Highway 6.  The Goldstar Property comprises 458.963 hectares in area.

2.

The Goldstar Property is underlain by volcanic and sedimentary rocks belonging to the Nicola Group of Upper Triassic and Lower Jurassic age.  The Goldstar Property has produced consistently high gold values from stream silt samples, with placer gold production reported from Putnam Creek in 1936.

3.

Heavy mineral samples collected in 1984 from a tributary creek to Putnam Creek returned gold values from 1.15 to 2.3 grams per tonne.  These results were confirmed during a regional stream sampling program carried out by Teck Exploration Ltd. in 1999.  A pan sample and prospecting program completed during June and July, 2007 was designed to further investigate the possible source areas of the gold in the stream sediments.  Ten pan samples and two rock samples were taken and assayed.

4.

A proposed work program includes additional geological mapping, prospecting and rock sampling, a detailed pan sampling program, and an investigation of the old placer workings found along Putnam Creek.  Based on a compilation of these results, a diamond drill program will be designed to explore and define areas of potential mineralization.

1.0

INTRODUCTION

1.1

Terms of Reference

This summary report is a compilation of geological data currently available regarding the Goldstar Property located north of Lumby, B.C.  Historical information from Laird Exploration Ltd. files, the BC Department of Mines, the Geological Survey of Canada and other sources has been reviewed and used where pertinent.

Fig. 1

GOLDSTAR PROPERTY BC LOCATION MAP

1.2

Location and Access

The Goldstar Property is located on NTS map sheet 82L/7W at 50° 23’ north latitude and 118° 57.5’ west longitude.  The main access to the Goldstar Property is provided from the town of Lumby, B.C., located between the Okanagan valley to the west and the Monashee Mountains to the east.  From Lumby, the Mabel Lake road is traveled for 4 kilometres before reaching the Trinity Valley logging road.  The Trinity Valley road is traveled for 13 kilometres before reaching the Putnam Creek logging road.  The Putnam Creek road is traveled 2.5 kilometres northwesterly before reaching the property area.

Fig. 2

GOLDSTAR REGIONAL LOCATION MAP

1.3

Topography, Climate, Vegetation

The Goldstar Property is located on the west slope of Trinity Valley.  The claim area is cut by Putnam Creek, which flows in a steep-sided valley, originating from the Silver Star Mountain area in the west, flowing to the broad terraced Trinity Valley, to the east of the property area.

The property elevation lies between 900 to 1100 metres elevation on forested moderately steep slopes. Annual precipitation consists of about 40 centimetres of rainfall and 1.4 metres of snowfall.  Temperatures are warm throughout the summer with winter temperatures averaging around

 -5° Celsius.

Fig. 3

GOLDSTAR PROPERTY MAP

1.4

Property Status

The Goldstar Property comprises three MTO mineral claims containing 22 cell claim units totaling 458.963 hectares in area.  This property is 100% owned by Duke Mountain Resources Inc.

BC Tenure #

Work Due Date

Cells

Total Area in Hectares

522570

Nov. 23, 2007

4

  82.406

522607

Nov. 24, 2007

5

103.017

560684

June 15, 2008        13

273.540

458.963

Fig. 4

GOLDSTAR PROPERTY LOOKING TOWARDS SILVERSTAR MT.

1.5

Previous Work

The earliest recorded exploration work on the Goldstar Property area was recorded when placer gold was obtained from reddish gravels of schistose and gneissic rock material in Putnam Creek (Minfile # 082LSE 069).  The gold was reported to be heavy and well-rounded and associated with black sand.  In 1936, 155 grams of placer gold was recovered from Putnam Creek.  No further work has been recorded from this location since 1936.  The placer gold production was obtained downstream from the mouth of a tributary Creek to Putnam Creek, where recently high value gold-in-sediment results have been obtained.

In 1984, a regional reconnaissance geochemical survey was carried out on the property area by Brican Resources Ltd.  The Brican exploration work consisted of geological mapping and soil sampling (137 samples) along 13 kilometres of logging road access and flagged lines.  One soil sample was anomalous in gold at 90 parts per billion.  A total of 26 rock samples were collected, containing negligible gold values.

High values were obtained from stream samples, both in Putnam Creek and the main northeasterly flowing tributary Creek to Putnam Creek.  Four heavy mineral samples were collected during the Brican exploration program, with the highest values (1.3 to 2.3 grams per tonne) obtained from the main tributary creek to Putnam Creek.  The majority of the Brican exploration work was carried out to the west of the gold anomalous tributary creek and did not concentrate on locating the source of the gold found in the tributary creek.

The senior author carried out a regional stream sediment sampling program in the Putnam Creek area in 1999, on behalf of employer Teck Exploration Ltd.  Stream sediment samples tested by Teck along approximately one kilometre of the tributary stream resulted in consistently anomalous gold values.

Of the 5 samples collected along the tributary stream all were considered moderately to highly anomalous for gold.  The samples referred to as S-12, OK 9, OK10, OK11 and OK 12, returned gold values of >1000 ppb, 25 ppb, 80 ppb, 165 ppb and 585 ppb respectively.  Two of the samples (OK11, OK12) were also anomalous in chromium at 139 ppm and 308 ppm chromium, while samples OK 9, OK 10 and OK 13 were anomalous in zinc at 151 ppm, 167 ppm and 194 ppm Zn respectively.  Teck did not carry out further exploration in the area of the anomalous gold results obtained in the Putnam Creek drainage.

082LSE072
558473
082LSE069
522570
522807
Upper Triassic
Nicola Group
Volcanics
Granodiorite
082LSE071
GOLDSTAR PROPERTY
Upper Triassic
Nicola Group Sediments

SCALE 1 : 25,000

500 0 500 1,000 1,500

METERS

N

REGIONAL GEOLOGY OF THE GOLDSTAR PROPERTY AREA

Fig. 5

REGIONAL GEOLOGY OF THE GOLDSTAR PROPERTY AREA

2.0

GEOLOGICAL OVERVIEW

The Goldstar Property area hosts a series of volcanic and sedimentary rocks known as the Nicola Group, which are regionally favorable for the formation of economic mineral deposits.  Significant concentrations of placer gold have been traced to a tributary of Putnam Creek covered by the property.  The immediate source of the gold not has been identified, but is suspected to be quartz veins and silicified zones occurring in the Nicola rocks.

2.1

Regional Geology

The area is underlain by sedimentary and volcanic rocks of the Upper Triassic to Lower Jurassic Nicola Group.  These comprise argillite, phyllite with interbedded siltstone and quartzite, augite andesite and greenstone, which are intruded by granodiorite and aplite dikes.

2.2

Property Geology and 2007 Work Program

There is little outcrop exposed in the Putnam Creek area, although abundant argillaceous schist and green pyroxene porphyritic volcanic rocks are present along the tributary stream bed sampled.  There are also numerous cobbles of milky white quartz found in the stream bed, but these appear to be unmineralized.  It is the author’s belief that the gold found in the area is likely related to local fault structures containing gold-bearing quartz, which has liberated placer gold concentrations into the Putnam Creek drainage.  The tributary creek is likely a significant source of the placer gold that has been concentrated within the stream bed of Putnam Creek.

The present program consisted of prospecting, a geological examination of any outcrops encountered, 10 pan samples and 2 rock samples taken.

The rock samples were taken from shear-hosted 30 cm. wide quartz veins located at Minfile occurrence # 082LSE 071.  The rock samples GSRS-1 and 2 contained trace amounts of sphalerite, galena and pyrite, but showed trace to sub-economic precious and base metal values when assayed.

Ten pan concentrate samples, GSPS-1 to 10, were taken from active sites within drainages identified previously as containing significant amounts of gold.  Samples 1 through 9 consisted of 2-3 pans of active sediment from depths up to 50 cm.  Little or no heavy materials such as magnetite or sulphides were present in the samples, and no gold was observed.

Fig. 6

CHRIS LAIRD PREPARES PAN SAMPLE GSPS-10

A small amount of specular hematite was observed in the pan samples taken from Putnam Creek itself.  No significant gold values were detected by assay in samples GSPS-1 to 9.  Sample GSPS-10 was a later re-take at sample site GSPS-7, using a modified sample methodology.  This site had provided highly anomalous results in the earlier Brican and Teck programs.

GSPS-10 was taken from an active stream site, from a one-metre deep by one-metre square hand-dug hole.  Four pans of material were panned down to fines, and again no visible gold, magnetite or sulphides were seen.  However, the sample assayed 221 ppb gold, comparable to the Teck results.  During sampling, it was noted that the surficial gravels contain a large amount of argillaceous materials, with lesser andesite and unmineralized white quartz cobbles.  Active logging upstream from the sample sites and recent high water flows may have contributed to covering the gold-bearing sediment with lighter materials.  Future pan sampling programs should take this possibility into account by hand-digging sample holes at least one metre deep.

Fig. 7

GEOLOGY AND SAMPLE MAP OF THE GOLDSTAR PROPERTY

3.0

CONCLUSIONS AND RECOMMENDATIONS

The main exploration focus for the Goldstar property should involve exploration for the source of gold as found in pan samples taken from the main tributary creek to Putnam Creek, and the placer gold concentrations in Putnam Creek itself.  As previously noted in the 1950 BCDM report and during this program, the surface argillaceous materials contain little or no gold.  It was stated in the same report that the heavy gold was concentrated in underlying reddish gneissic gravels, which were not observed during the present program.

If target areas are located, it is recommended that a survey grid be established, consisting of 25 to 50 meter line spacings with 25 meter station intervals. Within this survey grid, detailed geological and prospecting evaluations should be carried out along with pit sampling and/or geophysical survey programs.  Based on a compilation of these results, a diamond drill program may be designed to explore and define the potential resources.

Phase 1 Cost Estimate

Reconnaissance geological mapping, prospecting and sampling.

Geologist – 5 days @ $450/day

   $2250.00

Consultant/Project Manager – 5 days @ $450/day

   $2250.00

Sampler/Geological Assistant – 5 days @ $250/day

   $1250.00

Truck rental – 1500 km @ 0.75/km inclusive

   $1125.00

Rock samples – 25 @ $50.00 per sample

   $1250.00

Soil and Pan Samples – 100 @ $30.00 per sample

   $3000.00

Per Diem – 15 man-days @ $125.00/day

   $1875.00

Misc. sampling and field supplies

     $500.00

Report and reproduction costs

   $1000.00

Subtotal

$14,500.00

Management Fee @ 15%

   $2175.00

Contingency @ 10%

   $1450.00

Total

$18,125.00

GST@ 6%

   $1087.50

NET TOTAL

$19,212.50

Phase 2 Cost Estimate

Detailed surface and geological mapping and rock sampling, grid construction, EM and Mag surveys, establish drill and rock trenching targets, four-man crew, accommodation, transportation, report.  Estimated time to complete - 15 days.            $75,000.00

Phase 3 Cost Estimate

1000 metres of diamond drilling @ 100.00 per metre, geological supervision, geological assistant, drill supplies and core boxes, transportation, assays, accommodation, report and other ancillary costs.  Estimated time to complete – 20 days.         $150,000.00

TOTAL

           $244,212.50

4.0

REFERENCES

Annual Report, (1936)

BCEMPR, p. D48

Holland, S.S., (1950)

Placer Gold Production of British Columbia

BCEMPR Bulletin 28, p. 62-63

Jones, A.G., (1959)

Vernon Map Area

G.S.C. Memoir 296

Kyba, B.W., (1985)

Assessment Report on Geological and Geochemical Surveys on the

Putnam Property (Assessment Report 13311)

Okulitch, A., (1979)

Geology of the Thompson Shuswap-Okanagan Region, South-Central

British Columbia

G.S.C. Open File 637

5.0

STATEMENTS OF QUALIFICATIONS

I:

Gregory R. Thomson, of Langley, B.C., do hereby certify:

That I am a Professional Geoscientist registered in the Province of British Columbia.

That I am a graduate Geologist from the University of British Columbia (1970) and have over 25 years of mineral exploration experience in the Province of British Columbia.

That the information contained in this report was based upon a review of previous reports and geological studies related to the Goldstar Property area and of personal experience with local geology gained while employed as a consulting geologist in the Okanagan region of BC.

I have read National Instrument 43-101, Form 43-101F1 and this report has been prepared in essential compliance with N1 43-101 and Form 43-101F1.

Dated at Vancouver, BC, December 1, 2007

STATEMENT OF QUALIFICATIONS

I,

James W. Laird do state that:

My address is PO Box 672, Lions Bay, BC  V0N 2E0

I am a prospector and mining exploration contractor and have been for more than 25 years.

I have completed the BC EMPR course “Advanced Mineral Exploration for Prospectors, 1980”.

I am familiar with the geology of the Goldstar Property project area and have field experience in the general area.

James W. Laird

Laird Exploration Ltd.

December 1, 2007

6.0

Goldstar Project 2007 – Duke Mountain Resources

Statement of Expenses

Wages and Contract Fees

James Laird – Project Manager

June 15, 16; 17, July 8 – 4 days @ $450.00 pd

$1800.00

Greg Thomson – Project Geologist

June 15, 16, 17 – 3 days @ $450.00 pd

$1350.00

Chris Laird – Field Assistant/Prospector

July 8 – 1 day@ 175.00 pd

  $175.00

Brendan Laird – Field Assistant/Prospector

July 8 – 1 day @ 175.00 pd

  $175.00

Expenses

Room and Board – 9 man days@ $125.00 pd

$1125.00

4x4 Truck Rental – 1650 km @ $0.75 km

$1237.50

Field Supplies

    $50.00

Coquihalla Highway Tolls (6)

    $60.00

Assays

  $615.97

Report and Drafting

$1000.00

Subtotal

$7588.47

Laird Exploration Ltd. Management Fee @ 15%

$1138.27

$8726.74

GST @ 6%

  $523.60

TOTAL

$9250.34

7.0

ASSAYS

ALS Chemex

EXCELLENCE IN ANALYTICAL CHEMISTRY

ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218 www.alschemex.com

To: LAIRD EXPLORATION LTD.
PO BOX 672
LIONS BAY BC V0N 2E0

Page: 2 - A
Total # Pages: 2 (A - C)
Finalized Date: 30-JUN-2007
Account: LAIEXP

Project: GOLDSTAR

CERTIFICATE OF ANALYSIS VA07065284

Sample Description	Method	WEI-21	Au-GRA21	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61
	Analyte	Recvd Wt.	Au	Ag	Al	As	Ba	Be	Bi	Ca	Cd	Co	Cr	Cu	Fe	Ga
	Units	kg	ppm	ppm	%	ppm	ppm	ppm	ppm	%	ppm	ppm	ppm	ppm	%	ppm
	LOR	0.02	0.05	0.5	0.01	5	10	0.5	2	0.01	0.5	1	1	1	0.01	10
GSRS-1		1.46	0.07	<0.5	0.65	<5	70	<0.5	<2	0.03	0.6	3	39	18	1.14	<10
GSRS-2		1.20	<0.05	1.4	0.39	<5	70	<0.5	2	1.54	4.0	5	31	39	1.73	<10

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218 www.alschemex.com

To: LAIRD EXPLORATION LTD.
PO BOX 672
LIONS BAY BC V0N 2E0

Page: 2 - B
Total # Pages: 2 (A - C)
Finalized Date: 30-JUN-2007
Account: LAIEXP

Project: GOLDSTAR

CERTIFICATE OF ANALYSIS VA07065284

Sample Description	Method / Analyte / Units / LOR	ME-ICP61 K % 0.01	ME-ICP61 La ppm 10	ME-ICP61 Mg % 0.01	ME-ICP61 Mn ppm 5	ME-ICP61 Mo ppm 1	ME-ICP61 Na % 0.01	ME-ICP61 Ni ppm 1	ME-ICP61 P ppm 10	ME-ICP61 Pb ppm 2	ME-ICP61 S % 0.01	ME-ICP61 Sb ppm 5	ME-ICP61 Sc ppm 1	ME-ICP61 Sr ppm 1	ME-ICP61 Th ppm 20	ME-ICP61 Ti % 0.01
GSRS-1		0.11	<10	0.10	225	<1	0.18	5	70	2	0.19	<5	1	15	<20	0.02
GSRS-2		0.09	<10	0.10	348	1	0.07	6	180	117	0.29	<5	1	68	<20	0.01

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218 www.alschemex.com

To: LAIRD EXPLORATION LTD.
PO BOX 672
LIONS BAY BC V0N 2E0

Page: 2 - C
Total # Pages: 2 (A - C)
Finalized Date: 30-JUN-2007
Account: LAIEXP

Project: GOLDSTAR

CERTIFICATE OF ANALYSIS VA07065284

Sample Description	Method	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61
	Analyte	Ti	U	V	W	Zn
	Units	ppm	ppm	ppm	ppm	ppm
	LOR	10	10	1	10	2
GSRS-1		<10	<10	16	<10	22
GSRS-2		<10	<10	14	<10	289

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218 www.alschemex.com

To: LAIRD EXPLORATION LTD.
PO BOX 672
LIONS BAY BC V0N 2E0

Page: 1
Finalized Date: 1-JUL-2007
This copy reported on 3-JUL-2007
Account: LAIEXP

CERTIFICATE VA07065285

Project: GOLDSTAR
P.O. No.:
This report is for 9 Sediment samples submitted to our lab in Vancouver, BC, Canada on 22-JUN-2007.
The following have access to data associated with this certificate:

JAMES LAIRD		

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight
LOG-22	Sample login - Rcd w/o BarCode
PUL-51	Pulverize Pan Concentrate

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
Au-GRA22	Au 50 g FA-GRAV finish	WST-SIM
ME-ICP61	33 element four acid ICP-AES	ICP-AES

To: **LAIRD EXPLORATION LTD.**
ATTN: JAMES LAIRD
PO BOX 672
LIONS BAY BC V0N 2E0

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature: [signature]
Lawrence Ng, Laboratory Manager - Vancouver

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218 www.alschemex.com

To: LAIRD EXPLORATION LTD.
PO BOX 672
LIONS BAY BC V0N 2E0

Page: 2 - A
Total # Pages: 2 (A - C)
Finalized Date: 1-JUL-2007
Account: LAIEXP

Project: GOLDSTAR

CERTIFICATE OF ANALYSIS VA07065285

Sample Description	WEI-21	Au-GRA22	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61
Method / Analyte	Recvd Wt.	Au	Ag	Al	As	Ba	Be	Bi	Ca	Cd	Co	Cr	Cu	Fe	Ga
Units	kg	ppm	ppm	%	ppm	ppm	ppm	ppm	%	ppm	ppm	ppm	ppm	%	ppm
LOR	0.02	0.05	0.5	0.01	5	10	0.5	2	0.01	0.5	1	1	1	0.01	10
GSPS-1	0.18	<0.05	<0.5	7.25	7	760	0.9	<2	3.43	0.8	20	180	37	4.82	10
GSPS-2	0.14	<0.05	<0.5	7.14	11	730	0.9	<2	3.59	0.6	21	180	35	4.80	20
GSPS-3	0.18	<0.05	<0.5	5.80	7	490	0.8	<2	5.62	<0.5	30	413	38	5.19	10
GSPS-4	0.28	<0.05	0.7	5.80	8	480	0.8	<2	6.44	<0.5	32	436	36	5.24	10
GSPS-5	0.14	<0.05	<0.5	6.39	11	640	1.0	<2	4.93	<0.5	24	349	32	4.99	10
GSPS-6	0.20	<0.05	0.8	7.34	22	700	1.0	<2	3.51	1.0	25	190	53	5.45	10
GSPS-7	0.16	<0.05	<0.5	7.16	15	700	1.0	<2	3.55	0.9	22	206	47	5.25	10
GSPS-8	0.10	<0.05	0.5	6.55	15	590	1.0	<2	3.85	<0.5	21	350	44	5.43	20
GSPS-9	0.08	<0.05	1.0	6.50	12	640	1.1	<2	2.42	1.1	23	513	54	9.96	20

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218 www.alschemex.com

To: LAIRD EXPLORATION LTD.
PO BOX 672
LIONS BAY BC V0N 2E0

Page: 2 - B
Total # Pages: 2 (A - C)
Finalized Date: 1-JUL-2007
Account: LAIEXP

Project: GOLDSTAR

CERTIFICATE OF ANALYSIS VA07065285

Sample Description	Method / Analyte / Units / LOR	ME-ICP61 K % 0.01	ME-ICP61 La ppm 10	ME-ICP61 Mg % 0.01	ME-ICP61 Mn ppm 5	ME-ICP61 Mo ppm 1	ME-ICP61 Na % 0.01	ME-ICP61 Ni ppm 1	ME-ICP61 P ppm 10	ME-ICP61 Pb ppm 2	ME-ICP61 S % 0.01	ME-ICP61 Sb ppm 5	ME-ICP61 Sc ppm 1	ME-ICP61 Sr ppm 1	ME-ICP61 Th ppm 20	ME-ICP61 Ti % 0.01
GSPS-1		1.38	10	2.95	944	1	1.80	76	960	16	0.04	<5	22	402	<20	0.36
GSPS-2		1.39	10	2.92	938	2	1.72	74	950	12	0.03	<5	22	421	<20	0.35
GSPS-3		1.03	10	5.60	981	1	1.28	220	790	12	0.02	<5	28	414	<20	0.29
GSPS-4		0.97	10	6.02	988	2	1.27	218	720	20	0.01	8	33	430	<20	0.28
GSPS-5		1.18	10	4.31	949	1	1.37	139	780	11	0.02	<5	28	402	<20	0.31
GSPS-6		1.37	10	3.10	1025	2	1.56	86	940	16	0.02	<5	23	463	<20	0.34
GSPS-7		1.36	10	3.08	993	2	1.50	83	960	14	0.01	<5	23	438	<20	0.33
GSPS-8		1.22	20	3.24	1115	2	1.34	100	750	22	0.03	<5	26	412	<20	0.44
GSPS-9		1.08	30	1.87	2170	3	1.07	62	800	29	0.24	5	30	316	<20	1.13

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218 www.alschemex.com

To: LAIRD EXPLORATION LTD.
PO BOX 672
LIONS BAY BC V0N 2E0

Page: 2 - C
Total # Pages: 2 (A - C)
Finalized Date: 1-JUL-2007
Account: LAIEXP

Project: GOLDSTAR

CERTIFICATE OF ANALYSIS VA07065285

Sample Description	Method	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61	ME-ICP61
	Analyte	Tl	U	V	W	Zn
	Units	ppm	ppm	ppm	ppm	ppm
	LOR	10	10	1	10	2
GSPS-1		<10	<10	217	<10	117
GSPS-2		<10	<10	210	<10	109
GSPS-3		<10	<10	183	<10	89
GSPS-4		<10	<10	168	<10	87
GSPS-5		<10	<10	179	<10	96
GSPS-6		<10	<10	218	<10	131
GSPS-7		<10	<10	213	<10	126
GSPS-8		<10	<10	188	<10	114
GSPS-9		<10	<10	251	<10	172

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218 www.alschemex.com

To: **LAIRD EXPLORATION LTD.**
PO BOX 672
LIONS BAY BC V0N 2E0

Page: 1
Finalized Date: 1-AUG-2007
This copy reported on 3-AUG-2007
Account: LAIEXP

CERTIFICATE VA07071269

Project:
P.O. No.:
This report is for 1 Sediment sample submitted to our lab in Vancouver, BC, Canada on 14-JUL-2007.
The following have access to data associated with this certificate:

JAMES LAIRD

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight
LOG-22	Sample login - Rcd w/o BarCode
PUL-31	Pulverize split to 85% <75 um

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
Au-AA23	Au 30g FA-AA finish	AAS

To: **LAIRD EXPLORATION LTD.**
ATTN: JAMES LAIRD
PO BOX 672
LIONS BAY BC V0N 2E0

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature:

Lawrence Ng, Laboratory Manager - Vancouver

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218 www.alschemex.com

To: LAIRD EXPLORATION LTD.
PO BOX 672
LIONS BAY BC V0N 2E0

Page: 2 - A
Total # Pages: 2 (A)
Finalized Date: 1-AUG-2007
Account: LAIEXP

CERTIFICATE OF ANALYSIS VA07071269

Sample Description	Method / Analyte / Units / LOR	WEI-21 / Recvd Wt. / kg / 0.02	Au-AA23 / Au / ppm / 0.005
GSPS-10		0.30	0.221